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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                           Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2013 through November 30, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Floating
                        Rate Trust

--------------------------------------------------------------------------------
                        Annual Report | November 30, 2014
--------------------------------------------------------------------------------

                        Ticker Symbol:   PHD

                        [LOGO] PIONEER
                               Investments(R)
                 visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            11

Prices and Distributions                                                     12

Performance Update                                                           13

Schedule of Investments                                                      14

Financial Statements                                                         41

Financial Highlights                                                         45

Notes to Financial Statements                                                47

Report of Independent Registered Public Accounting Firm                      58

Approval of Investment Advisory Agreement                                    62

Trustees, Officers and Service Providers                                     67

                        Pioneer Floating Rate Trust | Annual Report | 11/30/14 1

President's Letter

Dear Shareowner,

Today's market environment presents numerous opportunities as well as challenges for investors. A disparate global economic landscape has formed, with the U.S. facing prospects for continued growth, while questions abound regarding the outlook for other regions. Employment, household income, and corporate profits have been rising in the U.S. and inflation pressures remain low. However, many countries across Europe as well as Japan face muted growth. In addition, a variety of factors have clouded the outlook for countries such as Russia and Brazil and China's investment-driven economy continues to slow.

Monetary policies of major central banks are diverging, reflecting different economic conditions. With the U.S. economy no longer in need of extraordinary stimulus, the Federal Reserve Board may be closer to raising short-term interest rates. Conversely, the European Central Bank and the Bank of Japan are likely to be adding, not removing, stimulus.

While we anticipate continued growth for the U.S., the outlook is far from certain, nor is the outlook for other regions necessarily dire. It remains to be seen how weakness outside the U.S. will affect global growth and whether easing monetary policies in other regions will spur an economic recovery.

While these economic conditions may lead to increasing volatility in 2015, we believe the opportunity for investors to earn attractive returns will persist. However, in an environment where interest rates remain low and equity valuations have been buoyed by an extended bull market, we believe it is imperative investors adhere to a disciplined investment approach that is consistent with one's goals and objectives, being mindful of the tradeoff between risk and return.

Since 1928 Pioneer's investment professionals have been focused on identifying and capitalizing on investment opportunities that present themselves in a variety of ever changing market conditions, including those we face today. We seek returns consistent with our strategies' stated style and

2 Pioneer Floating Rate Trust | Annual Report | 11/30/14 objectives and consistent with our shareholders' expectations, regardless of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources and a commitment to prudent risk management designed to mitigate downside and preserve returns over time.

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when deploying strategies on behalf of our shareowners.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/14 3

Portfolio Management Discussion | 11/30/14

Floating-rate bank loans generated solid returns over the 12-month period ended November 30, 2014, despite some market volatility over the final six months, driven primarily by speculation over the timing of possible interest-rate hikes and growing geopolitical risks. In the following interview, Jonathan Sharkey discusses the factors that affected the performance of Pioneer Floating Rate Trust during the 12-month period. Mr. Sharkey, a senior vice president and a portfolio manager at Pioneer, is responsible for the day-to-day management of the Trust.

Q How did the Trust perform during the 12-month period ended November 30, 2014?

A Pioneer Floating Rate Trust returned 4.74% at net asset value and -2.32% at market price during the 12-month period ended November 30, 2014. During the same 12-month period, the Trust's benchmark, the Barclays U.S. High Yield Loans Index (the Barclays Index), returned 3.35% at net asset value. Unlike the Trust, the Barclays Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk. During the same 12-month period, the average return (at market price) of the 22 closed end funds in Lipper's Loan Participation Funds category (which may or may not be leveraged) was -0.23%.

    The shares of the Trust were selling at an 11.4% discount to net asset value on November 30, 2014.

    On November 30, 2014, the Trust's standard 30-day SEC yield was 5.17%*.

Q How would you describe the investment environment for bank loans during the 12-month period ended November 30, 2014?

A While the investment environment changed within the period, bank-loan investments generated solid returns over the full 12 months. A supportive market backdrop stimulated investments in bank loans early in the period, but speculation about the timing of potential interest-rate increases as well as other factors resulted in a more unsettled market environment as the period progressed. However, the bank-loan market once again turned positive as the 12-month period drew to a close.

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Floating Rate Trust | Annual Report | 11/30/14

    During the first few months of the Trust's fiscal year, capital flowed into the bank-loan market as investors gained confidence in a growing domestic economy. The historically low default rates of bank loans and their potential to produce increased income in the event of rising interest rates also drove money into the market. In that environment, lower-rated bank loans tended to outperform higher-rated loans.

    The most positive news during the period came from the United States, where the domestic economy demonstrated resilience after contracting in the first quarter of 2014. In the U.S., gross domestic product (GDP) bounced back to grow at an annual rate of 4.6% in the second quarter and moved even higher (after a couple of revisions) in the third quarter. While growth in China continued to decelerate, the Chinese economy nevertheless grew at an annual pace of 7.5%. Meanwhile, world prices for petroleum took an unexpected dip late in the 12-month period, having both positive and negative effects on the global economy. Declining energy prices provided consumers with more resources to use for discretionary spending, but investments in some energy industry-related securities were negatively affected by the price decline.

    Market sentiment changed during the second half of the Trust's fiscal year amid a number of factors that appeared to threaten the health of the global economy. In part, investors were monitoring the potential economic effects of the U.S. Federal Reserve System's (the Fed's) decision to scale back and end its quantitative easing bond-purchasing program. In addition, geopolitical risks to the global economy increased as the period progressed. For instance, the economic sanctions imposed against Russia by the United States and several European countries due to Russia's aggression in the Ukraine began affecting not only the Russian economy, but also many European economies. Meanwhile, in the Middle East, increased violence and the rising influence of militant Islamist groups such as ISIS resulted in an escalation of U.S. military action, which created further uncertainty in the market.

    As those many developments occurred, global fixed-income markets became increasingly volatile. U.S. Treasuries, which still were perceived by many as the safest and most liquid asset class, rallied during the period. Prices rose as the 10-year Treasury yield declined during the 12-month period; however, bank loans and other credit-sensitive securities experienced some difficulties. Money started flowing out of the bank-loan market beginning in April 2014, when the Fed warned banks against

                        Pioneer Floating Rate Trust | Annual Report | 11/30/14 5 making riskier loans and investors began to anticipate that any interest-rate increases by the Fed might occur later than originally anticipated. The outflows continued for much of the final six months of the period, but were partially mitigated by new issuance of collateralized loan obligations, or CLOs. (CLOs are investment pools that invest in floating-rate loans.) By the end of the period, CLOs were projected to experience a record year for issuance in 2014, and that news provided further support for the loan asset class, even in the face of continued outflows from open-end investment companies. Over much of the second half of the Trust's fiscal year, the performance of higher-rated bank loans began improving relative to lower-rated loans, particularly loans rated CCC.

Q How did you manage the Trust's portfolio during the 12-month period ended November 30, 2014, and how did your investment strategies, as well as individual investments, affect the Trust's performance?

A In managing the Trust's portfolio during the fiscal year, we continued to overweight higher-quality bank loans as compared with the Barclays Index. While the emphasis on higher-rated loans held back the Trust's benchmark-relative performance early in the 12-month period, it proved to be advantageous for performance over most of the second half of the period as market volatility increased. As of November 30, 2014, the Trust was underweight in CCC-rated loans as compared with the benchmark (CCC-rated loans represented less than 4% of the Trust's total investment portfolio, compared to the benchmark weighting of 6.8%).

    The overwhelming majority of the Trust's total investment portfolio was made up of bank loans, but we also invested in CLOs, event-linked bonds issued by property and casualty insurers, and corporate bonds. Investments in each of those asset classes had positive effects on the Trust's relative results during the period.

    Overall, however, security selection had the greatest influence on the Trust's benchmark-relative returns. We maintained a focus on credit research and fundamental analysis when selecting loans for the portfolio.

    The better-performing individual positions in the Trust's portfolio during period included the debt of Allison Transmission, a manufacturer of automotive transmission systems, and loans to three health care industry companies: AccentCare, a home health care and hospice services provider; Gentiva, a home health care provider; and Virtual Radiologic, which operates a network of radiologist practices.

6 Pioneer Floating Rate Trust | Annual Report | 11/30/14

    Among the positions in the Trust's portfolio that underperformed during the period were loans to Media General, a broadcasting company; Community Health Systems, which operates a chain of rural hospitals; and CCS Medical, a medical device manufacturer. The portfolio also held positions in loans to several companies related to the oil industry, and those loans underperformed late in the period as global oil prices declined significantly; however, the negative influence of falling oil prices had less of an effect on the bank-loan market than on the high-yield bond market.

    During the period, the default rate of the Trust's investments remained significantly lower than that of the overall bank-loan market.

Q Could you address the performance of the Trust with regard to its level of income-generation during the 12-month period ended November 30, 2014?

A The Trust needed to lower its monthly (per share) distribution twice during the 12-month period, once in April and again in July. The reason for these reductions was that over the course of 2013, strong demand for the types of loans in which the Trust invests resulted in nearly 60% of these loans being refinanced at lower interest rates. Rates dropped significantly during this period. On average, rates dropped 70 basis points (bps), or 0.70%. In the early part of 2013, the Trust had built up income reserves which were able to compensate for the lower rates without requiring a reduction in the distribution. However, these reserves were exhausted by year-end 2013. Starting in early 2014, the effects of the re-financings on the Trust's income became apparent and the Trust was forced to cut its distribution in April. The re-financing trend continued into the first half of 2014, with rates falling again by another 28 bps, or 0.28%. These even lower rates, coupled with the Trust having a slightly higher-quality bias compared with the Barclays Index, resulted in a second reduction of the Trust's dividend in July.

    During the period ended November 30, 2014, the market saw an increase in the issuance of significantly higher-yielding second-lien loans, which are generally lower-rated (CCC/B-) loans. These types of loans outperformed the market on both an income and return basis during the 12-month period. The Trust was underweight in these types of loans, which also had a negative effect on investment income. It should be noted that in August the Trust's investment policies were altered to more closely align with the Barclays Index and the peer group. The new policies allow for more portfolio investments in second liens and non-U.S. securities. With the changes to the investment policies now in place, and given that U.S. GDP growth should provide a strong fundamental footing, there may be

                        Pioneer Floating Rate Trust | Annual Report | 11/30/14 7 opportunities to increase the Trust's future investment income by adding more risk exposure to the portfolio through investments in more single-B loans, second liens and international (non-U.S.) securities.

Q How did the means of implementing leverage and the level of leverage in the Trust change during the 12-month period ended November 30, 2014?

A The Trust historically employed leverage through the issuance of auction market preferred shares (AMPS). Between December 3, 2013 and December 6, 2013, the Trust redeemed all of its outstanding AMPS. The Trust now employs leverage via a revolving credit facility (see Note 7 to the financial statements).

    The dollar amount of leverage employed by the Trust was reduced from $182.5 million (on December 1, 2013) to $155.4 million in order to meet asset coverage requirements related to the revolving credit facility (see Note 7). At the end of the 12-month period on November 30, 2014, 32.9% of the Trust's total managed assets were financed by leverage obtained through the revolving credit facility, compared with 36.1% of the Trust's total managed assets financed by leverage at the start of the period on December 1, 2013.

Q Did the Trust have any exposure to derivative securities during the 12-month period ended November 30, 2014?

A Yes, the Trust did invest in currency forward contracts during the period as part of our effort to reduce the risks associated with having exposure to non-U.S. securities. The positions in currency forward contracts had no notable impact on the Trust's results, and at the end of the period on November 30, 2014, the Trust's portfolio had no exposure to any derivative securities.

Q   What is your investment outlook?

A We have a generally positive outlook for investing in floating-rate bank loans. We believe that the domestic economy will continue to expand and that corporate profits are likely to maintain their solid growth levels. That, in turn, should provide a favorable backdrop for investments in corporate debt, including bank loans.

    Notwithstanding the favorable outlook, we do recognize the potential for continued market volatility, primarily from factors outside the U.S., such as a weakening of growth trends in China and Europe and the rise of geopolitical risks (noted earlier) in Eastern Europe and the Middle East. In addition, the recent, rapid decline in world oil prices could continue to have both positive and negative effects on the bank-loan market.

8 Pioneer Floating Rate Trust | Annual Report | 11/30/14

    Currently, the market for bank loans is widely discounted, and that should give loans the potential for price appreciation. The discounted prices should be especially appealing in light of the fact that current default rates on bank loans are significantly lower than long-term historical averages. Finally, we believe bank loans could become even more attractive to investors if and when the Fed, eventually, begins to raise interest rates and loan yields start increasing as the floating-rate features of loans are activated.

    Of course, it is possible that interest rates may not rise, loan yields may not increase as anticipated, or, with continued strong U.S. economic growth, loan spreads (interest rates) could compress even further prior to any action by the Fed on interest rates. All of these scenarios could reduce the Trust's net earnings or returns to shareholders (dividend).

Please refer to the Schedule of Investments on pages 14-40 for a full listing of Trust securities.

The Trust may invest in derivative securities, which may include futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the marketplace of securities, interest rates or currency exchange rates; as a substitute for purchasing for purchasing or selling securities; to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Using derivatives can increase fund losses and reduce opportunities for gains when the market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Trust. These types of instruments can increase price fluctuation.

The Trust is not limited in the percentage of its assets that may be invested in floating-rate senior loans and other securities deemed to be illiquid. Illiquid securities may be difficult to sell at a price reflective of their value at times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

Historically, the Trust employed leverage through the issuance of preferred shares. The Trust has redeemed all of its outstanding preferred shares. The Trust continues to employ leverage through a revolving credit facility. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation from investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/14 9

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

The Trust is required to maintain certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Floating Rate Trust | Annual Report | 11/30/14

Portfolio Summary | 11/30/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Floating Rate Loan Interests                 94.7%
U.S. Government and Agency Obligations                       1.6%
Collateralized Loan Obligations                              1.6%
Corporate Bonds & Notes                                      0.7%
Exchange-Traded Funds                                        0.5%
Commercial Paper                                             0.3%
Common Stocks                                                0.2%
Asset Backed Securities                                      0.2%
Temporary Cash Investments                                   0.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

  1. Cequel Communications LLC, Term Loan, 3.5%, 2/14/19                             1.23%
------------------------------------------------------------------------------------------
  2. Wausau Paper Corp., Term Loan, 6.5%, 7/30/20                                    0.76
------------------------------------------------------------------------------------------
  3. Evergreen Skills Lux S.a r.l., First Lien Initial Term Loan, 5.75%, 4/28/21     0.75
------------------------------------------------------------------------------------------
  4. Bright Horizons Family Solutions LLC, Term B Loan, 5.0%, 1/30/20                0.75
------------------------------------------------------------------------------------------
  5. Appvion, Inc., Term Commitment, 5.75%, 6/28/19                                  0.75
------------------------------------------------------------------------------------------
  6. Telesat Canada, U.S. Term B-2 Loan, 3.5%, 3/28/19                               0.74
------------------------------------------------------------------------------------------
  7. Chrysler Group LLC, Term Loan B, 3.5%, 5/24/17                                  0.71
------------------------------------------------------------------------------------------
  8. Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/19               0.65
------------------------------------------------------------------------------------------
  9. Affinion Group, Inc., Tranche B Term Loan, 6.75%, 4/30/18                       0.65
------------------------------------------------------------------------------------------
 10. American Airlines, Inc., Class B Term Loan, 3.75%, 6/27/19                      0.64
------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 11

Prices and Distributions | 11/30/14

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                11/30/14                       11/30/13
--------------------------------------------------------------------------------
Market Value                     $11.36                         $12.41
--------------------------------------------------------------------------------
Discount                          (11.4)%                         (5.2)%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                11/30/14                       11/30/13
--------------------------------------------------------------------------------
                                 $12.82                         $13.06
--------------------------------------------------------------------------------

Distributions per Common Share*: 12/1/13-11/30/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment          Short-Term           Long-Term
                       Income             Capital Gains       Capital Gains
--------------------------------------------------------------------------------
                       $0.80                  $ --                 $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              11/30/14                       11/30/13
--------------------------------------------------------------------------------
30-day SEC Yield                5.17%                          6.69%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

* The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

12 Pioneer Floating Rate Trust | Annual Report | 11/30/14

Performance Update | 11/30/14

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Floating Rate Trust during the periods shown, compared with the values of the Barclays U.S. High Yield Loans Index, an unmanaged index which measures the performance of high-yield loans, and the Credit Suisse (CS) Leveraged Loan Index, an unmanaged index of senior, secured U.S. dollar-denominated loans.

Average Annual Total Returns
(As of November 30, 2014)
--------------------------------------------------------------------------------
                                                                Barclays
                        Net                       CS            U.S. High
                        Asset                     Leveraged     Yield
                        Value        Market       Loan          Loans
Period                  (NAV)        Price        Index         Index
--------------------------------------------------------------------------------
Life-of-Trust
(12/28/04)              5.03%         3.28%       4.86%+        5.00%+
5 Years                 9.99          7.10        6.63          6.32
1 Year                  4.74         -2.32        3.75          3.35
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Floating        Barclays U.S. High        CS Leveraged
                           Rate Trust              Yield Loans Index*        Loan Index**
12/28/2004                 $10,000                                           $10,000
11/30/2005                 $ 9,023                 $10,065                   $10,564
11/30/2006                 $10,913                 $10,628                   $11,308
11/30/2007                 $10,693                 $10,898                   $11,575
11/30/2008                 $ 5,122                 $ 7,946                   $ 8,597
11/30/2009                 $ 9,783                 $11,505                   $11,670
11/30/2010                 $11,997                 $12,825                   $13,005
11/30/2011                 $12,310                 $13,089                   $13,350
11/30/2012                 $14,237                 $14,389                   $14,577
11/30/2013                 $14,118                 $15,203                   $15,504
11/30/2014                 $13,790                 $15,719                   $16,085


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares, or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

* The Barclays U.S. High Yield Loans Index measures the performance of high-yield loans. Since comparisons for the Barclays Index begin in 2006, the chart assumes an initial investment of $10,065, which is equal to the Trust's value at 12/30/2005.

** The CS Leveraged Loan Index (the CS Index) is a representative index of tradeable, senior, secured U.S. dollar-denominated loans. The CS Index began in January 1992. Comparisons to the Trust for the CS Index begin in 2004. The CS Index was the Trust's benchmark through March 1, 2011, and was at that time replaced by the Barclays Capital U.S. High Yield Loans Index (the Barclays Index). Because the historical performance of the Barclays Index dates back only to 2005, after the inception of the Trust in 2004, the Trust will continue to provide "Market Value of $10,000 Investment" comparisons for both the CS Index and the Barclays Index.

Returns of both indices are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. You cannot invest directly in an index.

+ Return for the CS Leveraged Loan Index covers the entire performance history of Pioneer Floating Rate Trust (December 28, 2004 through November 30,
    2014). Return for the Barclays U.S. High Yield Loans Index covers the maximum period for which that index's performance is available (December 30, 2005 through November 30, 2014).

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 13

Schedule of Investments | 11/30/14

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           SENIOR SECURED FLOATING RATE
                           LOAN INTERESTS -- 138.1% of Net Assets*(a)
                           AUTOMOBILES & COMPONENTS -- 9.2%
                           Auto Parts & Equipment -- 6.7%
       2,888,233           Allison Transmission, Inc., Term Loan B-3,
                           3.75%, 8/23/19                                                  $    2,884,172
       2,000,000           BBB Industries US Holdings, Inc., First Lien Initial Term
                           Loan, 6.0%, 11/3/21                                                  1,990,000
       1,181,594           Cooper Standard Intermediate Holdco 2 LLC, Term Loan,
                           4.0%, 4/4/21                                                         1,175,871
       1,375,000           Crowne Group, LLC, First Lien Initial Term Loan,
                           6.0%, 9/30/20                                                        1,361,250
         783,038           Electrical Components International, Inc., Term Loan B,
                           5.75%, 5/28/21                                                         786,626
       1,630,238           Federal-Mogul Corp., Tranche C Term Loan (2014),
                           4.75%, 4/15/21                                                       1,628,492
       1,995,000           Henniges Automotive Holdings, Inc., Term Loan,
                           5.5%, 6/12/21                                                        2,012,456
       1,200,000           Jason, Inc., Term Loan, 5.5%, 6/30/21                                1,198,500
       1,700,000           Key Safety Systems, Inc., Initial Term Loan,
                           4.75%, 8/29/21                                                       1,702,125
       1,650,000           MPG Holdco I, Inc. Initial Term Loan, 3.5%, 10/20/21                 1,658,767
       1,207,390           TI Group Automotive Systems LLC, Additional Term Loan,
                           4.25%, 7/2/21                                                        1,204,371
       2,511,925           Tower Automotive Holdings USA LLC, Refinancing Term
                           Loan, 4.0%, 4/23/20                                                  2,505,645
       1,082,813           UCI International, Inc., (United Components), Term Loan,
                           5.5%, 7/26/17                                                        1,083,715
                                                                                           --------------
                                                                                           $   21,191,990
---------------------------------------------------------------------------------------------------------
                           Automobile Manufacturers -- 1.3%
       3,260,861           Chrysler Group LLC, Term Loan B, 3.5%, 5/24/17                  $    3,250,671
         798,000           Visteon Corp., Initial Term Loan, 3.5%, 4/9/21                         792,015
                                                                                           --------------
                                                                                           $    4,042,686
---------------------------------------------------------------------------------------------------------
                           Tires & Rubber -- 1.2%
         995,475           American Tire Distributors, Inc., New 2014 Initial Term
                           Loan, 5.75%, 6/1/18                                             $      999,208
       3,000,000           Goodyear Tire & Rubber Co., Second Lien Term Loan,
                           4.75%, 4/30/19                                                       3,010,125
                                                                                           --------------
                                                                                           $    4,009,333
                                                                                           --------------
                           Total Automobiles & Components                                  $   29,244,009
---------------------------------------------------------------------------------------------------------
                           BANKS -- 0.4%
                           Thrifts & Mortgage Finance -- 0.4%
       1,282,228           Ocwen Loan Servicing, Initial Term Loan,
                           5.0%, 2/15/18                                                   $    1,234,145
                                                                                           --------------
                           Total Banks                                                     $    1,234,145
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer Floating Rate Trust | Annual Report | 11/30/14

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           CAPITAL GOODS -- 12.2%
                           AEROSPACE & DEFENSE -- 3.8%
       1,131,741           Accudyne Industries Borrower S.C.A./Accudyne
                           Industries LLC, Refinancing Term Loan, 4.0%, 12/13/19           $    1,108,871
       1,500,000           BE Aerospace, Inc, Term Loan, 3.25%, 11/19/21                        1,504,687
         603,930           Cadence Aerospace Finance, Inc., Term Loan,
                           6.5%, 5/9/18                                                           599,904
         734,061           CPI International, Inc., Term B Loan, 4.25%, 11/17/17                  728,250
         409,432           DAE Aviation Holdings, Inc., Tranche B-1 Loan,
                           5.0%, 11/2/18                                                          412,504
         169,605           DAE Aviation Holdings, Inc., Tranche B-2 Loan,
                           5.0%, 11/2/18                                                          171,301
       1,642,980           Digitalglobe, Inc., Term Loan, 3.75%, 1/31/20                        1,641,132
         754,625           DynCorp International, Inc., Term Loan, 6.25%, 7/7/16                  754,436
         251,308           IAP Worldwide Services, Inc., First Lien Term Loan,
                           8.0%, 7/18/19                                                          221,151
       1,519,564           SI Organization, Inc., The First Lien Initial Term Loan,
                           5.75%, 11/23/19                                                      1,524,629
         496,183           Spirit Aerosystems, Inc., (fka Mid-Western Aircraft, Inc. and
                           Onex Wind Finance LP), Term Loan B, 3.25%, 9/15/20                     492,338
         712,670           TASC, Inc., First Lien Term Loan, 6.5%, 5/22/20                        700,377
         100,752           Vencore, Inc., Delayed Draw Term Loan, 5.75%, 11/23/19                 101,088
       1,478,712           WP Consolidated Precision Products Holdings LLC, First Lien
                           Term Loan, 4.75%, 12/28/19                                           1,477,788
         680,000           WP Consolidated Precision Products Holdings LLC, Second
                           Lien Term Loan B-1, 8.75%, 4/30/21                                     678,725
                                                                                           --------------
                                                                                           $   12,117,181
---------------------------------------------------------------------------------------------------------
                           Building Products -- 2.7%
       1,314,975           Armstrong World Industries, Inc., Term Loan B,
                           3.5%, 3/15/20                                                   $    1,310,044
       1,334,295           Interline Brands, Inc., First Lien Term Loan, 4.0%, 3/17/21          1,312,056
         924,683           Nortek, Inc., Loan, 3.75%, 10/30/20                                    913,268
         475,925           Quikrete Holdings, Inc., Initial First Lien Loan,
                           4.0%, 9/28/20                                                          473,248
       1,000,000           Quikrete Holdings, Inc., Initial Second Lien Loan,
                           7.0%, 3/26/21                                                        1,010,000
       1,710,822           Summit Materials LLC, Term B Loan, 5.0%, 1/30/19                     1,719,109
       1,805,259           Unifrax Holding Co., New Term B Dollar Loan,
                           4.25%, 11/28/18                                                      1,793,223
                                                                                           --------------
                                                                                           $    8,530,948
---------------------------------------------------------------------------------------------------------
                           Construction & Farm Machinery & Heavy Trucks -- 0.9%
         477,600           Manitowoc Co., Inc., Term Loan B, 3.25%, 1/3/21                 $      472,824
       1,370,000           Navistar, Inc., Tranche B, Term Loan, 5.75%, 8/17/17                 1,386,698
         855,935           Terex Corp., U.S. Term Loan, 3.5%, 8/13/21                             852,725
                                                                                           --------------
                                                                                           $    2,712,247
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 15

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           Electrical Components & Equipment -- 0.7%
       1,023,795           Pelican Products, Inc., First lien Tem Loan,
                           5.25%, 4/10/20                                                  $    1,019,316
       1,189,134           WireCo WorldGroup, Inc., Term Loan, 6.0%, 2/15/17                    1,193,222
                                                                                           --------------
                                                                                           $    2,212,538
---------------------------------------------------------------------------------------------------------
                           Industrial Conglomerates -- 0.8%
       1,500,000           Filtration Group Corp., Second Lien Initial Term Loan,
                           8.25%, 11/22/21                                                 $    1,504,219
         425,000           Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/5/21              421,433
         682,211           Milacron LLC, Term Loan, 4.0%, 3/28/20                                 675,389
                                                                                           --------------
                                                                                           $    2,601,041
---------------------------------------------------------------------------------------------------------
                           Industrial Machinery -- 3.1%
       1,488,722           Gardner Denver, Inc., Initial Dollar Term Loan,
                           4.25%, 7/30/20                                                  $    1,454,605
       1,019,875           Hampton Rubber Co., First Lien Term Loan,
                           5.0%, 3/27/21                                                        1,000,752
       2,000,000           Mueller Water Products, Inc., Initial Term Loan,
                           3.25%, 11/25/21                                                      2,008,750
       1,675,000           NN, Inc., Loan, 6.0%, 8/27/21                                        1,673,953
       2,103,660           Schaeffler AG, Facility B-USD, 4.25%, 5/15/20                        2,110,086
         498,737           Wastequip LLC, Term Loan, 5.5%, 8/9/19                                 500,608
       1,098,342           Xerium Technologies, Inc., New Term Loan,
                           6.75%, 5/17/19                                                       1,099,029
                                                                                           --------------
                                                                                           $    9,847,783
---------------------------------------------------------------------------------------------------------
                           Trading Companies & Distributors -- 0.2%
         711,169           WESCO Distribution, Inc., Tranche B-1 Loan,
                           3.75%, 12/12/19                                                 $      710,427
                                                                                           --------------
                           Total Capital Goods                                             $   38,732,165
---------------------------------------------------------------------------------------------------------
                           COMMERCIAL & PROFESSIONAL SERVICES -- 6.5%
                           Diversified Support Services -- 1.2%
       1,067,925           InfoGroup, Inc., Term Loan B, 7.5%, 5/26/18                     $      991,390
         712,672           KAR Auction Services, Inc., Tranche B-2 Term Loan,
                           3.5%, 3/11/21                                                          709,777
       1,500,000           Language Line LLC, Second Lien Loan, 10.5%, 12/20/16                 1,495,001
         653,186           Language Line LLC, Tranche B Term Loan, 6.25%, 6/20/16                 652,777
                                                                                           --------------
                                                                                           $    3,848,945
---------------------------------------------------------------------------------------------------------
                           Environmental & Facilities Services -- 2.3%
         593,955           ADS Waste Holdings, Inc., Initial Tranche B-2 Term Loan,
                           3.75%, 10/9/19                                                  $      584,118
         727,833           Convata Energy Corp., Term Loan, 3.25%, 3/28/19                        728,441
         478,927           Granite Acquisition, Inc., First Lien Term B Loan,
                           4.0%, 10/15/21                                                         483,567

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Trust | Annual Report | 11/30/14

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           Environmental & Facilities Services -- (continued)
          21,073           Granite Acquisition, Inc., First Lien Term C Loan,
                           4.0%, 10/15/21                                                  $       21,277
       1,500,000           Granite Acquisition, Inc., Second Lien Term B Loan,
                           7.25%, 10/14/22                                                      1,522,500
         294,750           Progressive Waste Solutions Ltd., Term B Loan,
                           3.0%, 10/24/19                                                         296,347
       1,246,875           U.S. Ecology, Inc., Term Loan, 3.75%, 6/17/21                        1,245,316
         986,173           Waste Industries USA, Inc., Term Loan B, 4.0%, 3/17/17                 982,886
       1,398,636           WCA Waste Corp. (WCA Waste Systems, Inc.), Term Loan,
                           4.0%, 3/23/18                                                        1,386,616
                                                                                           --------------
                                                                                           $    7,251,068
---------------------------------------------------------------------------------------------------------
                           Human Resource & Employment Services -- 0.3%
         950,739           On Assignment, Inc., Initial Term B Loan, 3.5%, 5/15/20         $      946,382
---------------------------------------------------------------------------------------------------------
                           Research & Consulting Services -- 0.3%
         887,855           Wyle Services Corp., Term Loan, 5.0%, 5/23/21                   $      887,293
---------------------------------------------------------------------------------------------------------
                           Security & Alarm Services -- 2.4%
       1,011,465           Allied Security Holdings LLC, First Lien Closing Date Term
                           Loan, 4.25%, 2/12/21                                            $    1,006,408
       1,089,041           Allied Security Holdings LLC, Second Lien Closing Date
                           Term Loan, 8.0%, 8/13/21                                             1,085,864
          99,825           Garda World Security Corp., Term B Delayed Draw Loan,
                           4.0%, 11/6/20                                                           98,660
         390,225           Garda World Security Corp., Term B Loan, 4.0%, 11/6/20                 385,672
       1,175,575           GEO Group, Inc., Term Loan, 3.25%, 4/3/20                            1,168,228
       2,359,785           Monitronics International, Inc., 2013 Term Loan B,
                           4.25%, 3/23/18                                                       2,358,311
       1,484,321           Protection One, Inc., 2012 Term Loan, 4.25%, 3/21/19                 1,480,919
                                                                                           --------------
                                                                                           $    7,584,062
                                                                                           --------------
                           Total Commercial & Professional Services                        $   20,517,750
---------------------------------------------------------------------------------------------------------
                           CONSUMER DURABLES & APPAREL -- 3.7%
                           Apparel, Accessories & Luxury Goods -- 0.6%
         783,038           Nine West Holdings, Inc., Initial Term Loan,
                           4.75%, 10/8/19                                                  $      755,631
       1,203,057           Renfro Corp., Tranche B Term Loan, 5.75%, 1/30/19                    1,148,920
                                                                                           --------------
                                                                                           $    1,904,551
---------------------------------------------------------------------------------------------------------
                           Home Furnishings -- 1.0%
       1,963,981           Serta Simmons Holdings LLC, Term Loan,
                           4.25%, 10/1/19                                                  $    1,963,629
       1,177,685           Tempur Pedic International, Inc., Term Loan B,
                           3.5%, 3/18/20                                                        1,166,644
                                                                                           --------------
                                                                                           $    3,130,273
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 17

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           Homebuilding -- 0.1%
       1,000,000(b)(c)(d)  WAICCS Las Vegas 3 LLC, First Lien Term Loan,
                           7.75%, 8/1/10                                                   $      400,000
       4,500,000(b)(c)(d)  WAICCS Las Vegas 3 LLC, Second Lien Term Loan,
                           13.25%, 7/30/09                                                         22,504
                                                                                           --------------
                                                                                           $      422,504
---------------------------------------------------------------------------------------------------------
                           Housewares & Specialties -- 1.2%
       2,282,816           Reynolds Group Holdings, Inc., Incremental U.S.
                           Term Loan, 4.0%, 12/1/18                                        $    2,279,536
       1,574,867           World Kitchen LLC, U.S. Term Loan, 5.5%, 3/4/19                      1,576,835
                                                                                           --------------
                                                                                           $    3,856,371
---------------------------------------------------------------------------------------------------------
                           Leisure Products -- 0.2%
         569,121           Bauer Performance Sports, Ltd., Initial Term Loan,
                           4.0%, 4/15/21                                                   $      565,327
---------------------------------------------------------------------------------------------------------
                           Textiles -- 0.6%
       1,720,988           Klockner Pentaplast of America, Inc., Term Loan B-1,
                           4.75%, 12/21/16                                                 $    1,724,215
                                                                                           --------------
                           Total Consumer Durables & Apparel                               $   11,603,241
---------------------------------------------------------------------------------------------------------
                           CONSUMER SERVICES -- 11.1%
                           Casinos & Gaming -- 1.9%
       1,045,654           CityCenter Holdings LLC, Term B loan, 4.25%, 10/16/20           $    1,046,047
         166,725           Las Vegas Sands LLC, Term B Loan, 3.25%, 12/19/20                      166,605
       1,473,750           MGM Resorts International (MGM Grand Detroit LLC),
                           Term B Loan, 3.5%, 12/20/19                                          1,456,402
       1,950,000           Scientific Games International, Inc., Initial Term B-2
                           Loan, 6.0%, 10/1/21                                                  1,923,492
       1,342,500           Seminole Tribe of Florida, Initial Term Loan,
                           3.0%, 4/29/20                                                        1,341,661
                                                                                           --------------
                                                                                           $    5,934,207
---------------------------------------------------------------------------------------------------------
                           Education Services -- 2.9%
       3,466,991           Bright Horizons Family Solutions LLC, Term B Loan,
                           5.0%, 1/30/20                                                   $    3,444,455
         940,875           Houghton Mifflin Holdings, Inc., Term Loan,
                           4.25%, 5/22/18                                                         940,287
       1,477,220           Laureate Education, Inc., Series 2018 Extended Term
                           Loan, 5.0%, 6/15/18                                                  1,434,749
       1,475,111           McGraw-Hill Global Education Holdings LLC, Term B
                           Loan Refinancing, 5.75%, 3/22/19                                     1,481,258
       1,860,938           McGraw-Hill School Education Holdings LLC, Term B
                           Loan, 6.25%, 12/18/19                                                1,867,140
                                                                                           --------------
                                                                                           $    9,167,889
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Trust | Annual Report | 11/30/14

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           Hotels, Resorts & Cruise Lines -- 0.4%
         671,053           Hilton Worldwide Finance LLC, Initial Term Loan,
                           3.5%, 10/26/20                                                  $      665,600
         525,000           NCL Corp., Ltd., Term B Loan, 3.25%, 11/19/21                          527,707
                                                                                           --------------
                                                                                           $    1,193,307
---------------------------------------------------------------------------------------------------------
                           Internet Software & Services -- 0.3%
         980,044           Sabre, Inc., Term B Loan, 4.0%, 2/19/19                         $      974,776
---------------------------------------------------------------------------------------------------------
                           Leisure Facilities -- 1.4%
         864,425           Cedar Fair LP, U.S. Term Facility, 3.25%, 3/6/20                $      863,157
       2,244,375           Fitness International LLC, Term B Loan, 5.5%, 7/1/20                 2,221,931
       1,502,992           Six Flags Theme Parks, Inc., Tranche B Term Loan,
                           3.5%, 12/20/18                                                       1,500,487
                                                                                           --------------
                                                                                           $    4,585,575
---------------------------------------------------------------------------------------------------------
                           Restaurants -- 3.0%
       1,099,560           Burger King Corp., 2012 Tranche B Term Loan,
                           3.75%, 9/28/19                                                  $    1,099,388
       1,000,000           Burger King Corp., Term B Loan, 4.5%, 10/27/21                       1,003,836
       2,381,626           Landry's, Inc., (fka Landry's Restaurants, Inc.), Term
                           Loan B, 4.0%, 4/24/18                                                2,381,874
       1,779,375           NPC International, Inc., 2013 Term Loan, 4.0%, 12/28/18              1,717,097
       2,000,000           Red Lobster Management LLC, First Lien Initial Term
                           Loan, 6.25%, 7/28/21                                                 2,005,834
       1,501,531           Wendy's International, Inc., Term B Loan, 3.25%, 5/15/19             1,496,169
                                                                                           --------------
                                                                                           $    9,704,198
---------------------------------------------------------------------------------------------------------
                           Specialized Consumer Services -- 1.2%
       1,496,250           Genex Holdings, Inc., First Lien Term B Loan,
                           5.25%, 5/28/21                                                  $    1,501,861
         709,661           Learning Care Group (US) No. 2, Inc., Term Loan,
                           5.5%, 5/5/21                                                           712,323
       1,970,000           Weight Watchers International, Inc., Initial Tranche B-2
                           Term Loan, 4.0%, 4/2/20                                              1,530,034
                                                                                           --------------
                                                                                           $    3,744,218
                                                                                           --------------
                           Total Consumer Services                                         $   35,304,170
---------------------------------------------------------------------------------------------------------
                           DIVERSIFIED FINANCIALS -- 3.7%
                           Consumer Finance -- 0.4%
       1,393,000           Trans Union LLC, First Lien Term Loan B, 4.0%, 4/9/21           $    1,383,133
---------------------------------------------------------------------------------------------------------
                           Investment Banking & Brokerage -- 0.7%
       1,207,233           Duff & Phelps Corp., Initial Term Loan, 4.5%, 4/23/20           $    1,204,970
         742,500           Guggenheim Partners Investment Management
                           Holdings LLC, Initial Term Loan, 4.25%, 7/22/20                        742,314
         105,576           LPL Holdings, Inc., 2013 Incremental Tranche B
                           Term Loan, 3.25%, 3/29/19                                              104,784
                                                                                           --------------
                                                                                           $    2,052,068
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 19

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           Other Diversified Financial Services -- 2.3%
       1,435,629           AWAS Finance Luxembourg 2012 SA, Term Loan,
                           3.5%, 7/16/18                                                   $    1,427,852
         325,000           Delos Finance, S.a r.l., Term Loan, 3.5%, 3/6/21                       325,203
         857,253           Fly Funding II S.a.r.l., Term Loan, 4.5%, 8/9/19                       858,325
       1,481,132           Harland Clarke Holdings Corp. (fka Clarke American Corp.),
                           Tranche B-4 Term Loan, 6.0%, 8/4/19                                  1,489,927
       2,024,375           Livingston International, Inc., First Lien Initial Term B-1
                           Loan, 5.0%, 4/18/19                                                  1,964,909
         349,123           Nord Anglia Education Finance LLC, Initial Term Loan,
                           4.5%, 3/31/21                                                          349,996
         989,394           Ship Luxco 3 S.a.r.l. (RBS Worldpay), Facility B2A,
                           5.25%, 11/29/19                                                        993,104
                                                                                           --------------
                                                                                           $    7,409,316
---------------------------------------------------------------------------------------------------------
                           Specialized Finance -- 0.3%
         975,000           Expro Finservices S.a r.l., Initial Term Loan,
                           5.75%, 9/2/21                                                   $      936,000
                                                                                           --------------
                           Total Diversified Financials                                    $   11,780,517
---------------------------------------------------------------------------------------------------------
                           ENERGY -- 5.7%
                           Coal & Consumable Fuels -- 0.2%
         222,015           Foresight Energy LLC, Term Loan, 5.5%, 8/21/20                  $      223,402
         783,333           PT Bumi Resources Tbk, Term Loan, 18.0%, 11/7/14                       329,000
                                                                                           --------------
                                                                                           $      552,402
---------------------------------------------------------------------------------------------------------
                           Integrated Oil & Gas -- 0.8%
       1,450,000           Chief Exploration & Development LLC, Second Lien
                           Term Loan, 7.5%, 5/16/21                                        $    1,392,000
         844,687           ExGen Renewables LLC, Term Loan, 5.25%, 2/6/21                         856,038
         405,740           Glenn Pool Oil & Gas Trust 1, Term Loan, 4.5%, 5/2/16                  406,755
                                                                                           --------------
                                                                                           $    2,654,793
---------------------------------------------------------------------------------------------------------
                           Oil & Gas Drilling -- 1.1%
       2,500,000           Jonah Energy LLC, Second Lien Initial Loan,
                           7.5%, 5/12/21                                                   $    2,387,500
         604,487           Offshore Group Investment, Ltd., (Vantage Delaware
                           Holdings LLC), Second Lien Term Loan, 5.75%, 3/28/19                   504,747
         751,376           Pacific Drilling SA, Term Loan, 4.5%, 6/3/18                           699,405
                                                                                           --------------
                                                                                           $    3,591,652
---------------------------------------------------------------------------------------------------------
                           Oil & Gas Equipment -- 0.3%
         923,025           FR Dixie Acquisition Corp., Term Loan, 5.75%, 12/18/20          $      904,565
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Trust | Annual Report | 11/30/14

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           Oil & Gas Equipment & Services -- 0.5%
         133,636           FTS International, Inc. (fka Frac Tech International LLC)
                           Initial Term Loan, 5.75%, 4/16/21                               $      127,734
       1,500,000           Templar Energy LLC, Second Lien New Term Loan,
                           8.5%, 11/25/20                                                       1,327,500
                                                                                           --------------
                                                                                           $    1,455,234
---------------------------------------------------------------------------------------------------------
                           Oil & Gas Exploration & Production -- 1.3%
       1,516,667           EP Energy LLC, Tranche B-3 Term Loan, 3.5%, 5/24/18             $    1,493,158
         164,204           Fieldwood Energy LLC, Closing Date Second Lien Term
                           Loan, 8.375%, 9/30/20                                                  148,707
         892,368           Fieldwood Energy LLC, Closing Date Term Loan,
                           3.875%, 9/28/18                                                        856,674
       1,600,000           Samson Investment Co., Tranche 1 Second Lien Term
                           Loan, 5.0%, 9/25/18                                                  1,462,333
                                                                                           --------------
                                                                                           $    3,960,872
---------------------------------------------------------------------------------------------------------
                           Oil & Gas Refining & Marketing -- 1.3%
       1,000,000           CITGO Petroleum Corp., Term B Loan, 4.5%, 7/29/21               $    1,001,875
       1,571,808           Green Plains Processing LLC, Loan, 6.5%, 6/30/20                     1,563,949
       1,284,552           Pilot Travel Centers LLC, Initial Tranche B Term Loan,
                           4.25%, 10/1/21                                                       1,290,975
         398,995           Western Refining, Inc., Term Loan 2013,
                           4.25%, 11/12/20                                                        398,247
                                                                                           --------------
                                                                                           $    4,255,046
---------------------------------------------------------------------------------------------------------
                           Oil & Gas Storage & Transportation -- 0.2%
         698,250           Southcross Energy Partners LP, Initial Term Loan,
                           5.25%, 8/4/21                                                   $      699,996
                                                                                           --------------
                           Total Energy                                                    $   18,074,560
---------------------------------------------------------------------------------------------------------
                           FOOD & STAPLES RETAILING -- 2.5%
                           Drug Retail -- 0.9%
       1,740,638           Hearthside Group Holdings LLC, Term Loan, 4.5%, 6/2/21          $    1,747,165
       1,243,750           Rite Aid Corp., Tranche 7 Term Loan, 3.5%, 2/21/20                   1,237,402
                                                                                           --------------
                                                                                           $    2,984,567
---------------------------------------------------------------------------------------------------------
                           Food Distributors -- 0.8%
       2,468,762           Mill US Acquisition, First Lien Term Loan, 5.0%, 7/3/20         $    2,434,816
---------------------------------------------------------------------------------------------------------
                           Food Retail -- 0.8%
       1,989,987           Albertson's LLC, Term B-2 Loan, 4.75%, 3/21/19                  $    1,990,485
         500,000           Packers Holdings LLC, Term Loan, 4.0%, 11/25/21                        502,500
                                                                                           --------------
                                                                                           $    2,492,985
                                                                                           --------------
                           Total Food & Staples Retailing                                  $    7,912,368
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 21

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           FOOD, BEVERAGE & TOBACCO -- 4.4%
                           Agricultural Products -- 0.6%
         987,499           Arysta LifeScience SPC LLC, Initial First Lien Term Loan,
                           4.5%, 5/29/20                                                   $      986,721
         953,475           Arysta LifeScience SPC LLC, Initial Second Lien Term
                           Loan, 8.25%, 11/30/20                                                  965,096
                                                                                           --------------
                                                                                           $    1,951,817
---------------------------------------------------------------------------------------------------------
                           Packaged Foods & Meats -- 3.8%
         445,359           AdvancePierre Foods, Inc., First Lien Term Loan,
                           5.75%, 7/10/17                                                  $      446,082
       1,000,000           Boulder Brands, Inc. (fka Smart Balance, Inc.),
                           Term Loan, 4.5%, 7/9/20                                                994,375
       1,422,243           Del Monte Corp., Initial Term Loan, 3.5%, 3/9/20                     1,376,191
       1,000,000           Del Monte Foods, Inc., Second Lien Initial Loan,
                           8.25%, 8/18/21                                                         872,500
       1,629,375           H.J. Heinz Co., Term B-2 Loan, 3.5%, 6/5/20                          1,630,903
       1,990,000           New Hostess Brands Acquisition LLC, Term B Loan,
                           6.75%, 4/9/20                                                        2,038,506
       1,945,801           Pinnacle Foods Finance LLC, New Term Loan G,
                           3.0%, 4/29/20                                                        1,922,695
       1,246,875           Post Holdings, Inc., Series A Incremental Term Loan,
                           3.75%, 6/2/21                                                        1,246,875
       1,500,000           Shearer's Foods LLC, First Lien Term Loan,
                           4.5%, 6/30/21                                                        1,499,063
                                                                                           --------------
                                                                                           $   12,027,190
                                                                                           --------------
                           Total Food, Beverage & Tobacco                                  $   13,979,007
---------------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 11.4%
                           Health Care Equipment -- 0.5%
       1,759,000           Accellent, Inc. (Medical Device/UTI), Second Lien Term
                           Loan, 7.5%, 3/11/22                                             $    1,711,727
---------------------------------------------------------------------------------------------------------
                           Health Care Equipment & Services -- 0.3%
         875,649           Kinetic Concepts, Inc., Dollar E-1 Term Loan,
                           4.0%, 5/4/18                                                    $      872,981
---------------------------------------------------------------------------------------------------------
                           Health Care Facilities -- 2.2%
         698,250           AmSurg Corp., Initial Term Loan, 3.75%, 7/16/21                 $      697,450
         806,059           CHS/Community Health Systems, Inc., 2021 Term D
                           Loan, 4.25%, 1/27/21                                                   808,956
         302,429           CHS/Community Health Systems, Inc., Extended
                           Term Loan, 3.486%, 1/25/17                                             302,405
       1,592,755           Iasis Healthcare LLC, Term B-2 Loan, 4.5%, 5/3/18                    1,597,733
       1,085,537           Kindred Healthcare, Inc., New Term Loan, 4.0%, 4/9/21                1,079,656
       1,565,947           Regionalcare Hospital Partners, Inc., First Lien Term
                           Loan, 6.0%, 4/23/19                                                  1,563,990

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Trust | Annual Report | 11/30/14

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           Health Care Facilities -- (continued)
         439,005           Select Medical Corp., Series Tranche B Term Loan,
                           5.0%, 6/1/18                                                    $      437,359
         492,500           United Surgical Partners International, Inc., New Tranche
                           B Term Loan, 4.75%, 4/3/19                                             493,731
                                                                                           --------------
                                                                                           $    6,981,280
---------------------------------------------------------------------------------------------------------
                           Health Care Services -- 5.9%
         617,774           AccentCare, Inc., Term Loan, 7.25%, 12/22/16                    $      549,819
         543,127           Alliance Healthcare Services, Inc., Initial Term Loan,
                           4.25%, 6/3/19                                                          538,827
         726,260           Ardent Medical Services, Inc., First Lien Term Loan,
                           6.75%, 7/2/18                                                          728,983
         625,000           Bioscrip, Inc., Initial Term B Loan, 5.25%, 7/31/20                    628,125
         865,683           BSN Medical Luxembourg Holding, S.a.r.l. (P & F Capital),
                           Facility Term Loan B-1A, 4.0%, 8/28/19                                 865,683
       1,044,315(e)        CCS Medical, Inc., Second Lien Term Loan, 12.25%
                           (7.0% PIK 3.25% cash), 3/31/16                                         208,863
         886,762           DaVita HealthCare Partners, Inc., Term Loan B2,
                           3.5%, 6/24/21                                                          883,357
       1,179,169           Emergency Medical Services Corp., Initial Term Loan,
                           4.0%, 5/25/18                                                        1,175,631
       2,567,876           Gentiva Health Services, Inc., Initial Term Loan B,
                           6.5%, 10/18/19                                                       2,577,105
       1,266,138           National Mentor Holdings, Inc., Tranche B Term Loan,
                           4.75%, 1/31/21                                                       1,264,160
         396,008           National Surgical Hospitals, Inc., Term Loan,
                           5.25%, 8/1/19                                                          395,512
         700,000           NVA Holdings, Inc., First Lien Term Loan, 4.75%, 8/14/21               700,875
       1,849,964(e)        Rural/Metro Operating Co., LLC, First Lien Term Loan, 9.0%
                           (1.0% PIK 8.0% cash), 6/30/18                                        1,752,840
       1,000,000           Sterigenics Holding Corp., Initial Term Loan, 4.5%, 8/6/21             999,583
       1,234,375           Steward Health Care System LLC, Term Loan,
                           6.75%, 4/10/20                                                       1,227,432
       1,000,000           Surgery Center Holdings, Inc., Initial Term Loan,
                           5.25%, 11/3/20                                                       1,001,458
       1,434,135           U.S. Renal Care, Inc., Tranche First Lien B-2 Term Loan,
                           4.25%, 7/3/19                                                        1,433,239
         606,912           Valitas Health Services, Inc., Term Loan B, 6.0%, 6/2/17               581,118
       1,633,964(c)        Virtual Radiologic Corp., Term Loan A, 7.25%, 12/22/16               1,274,492
                                                                                           --------------
                                                                                           $   18,787,102
---------------------------------------------------------------------------------------------------------
                           Health Care Supplies -- 0.6%
         704,571           Alere, Inc., Term Loan B, 5.5%, 6/30/17                         $      704,277
         548,530           Biomet, Inc., Dollar Term B Loan, 3.156%, 3/25/15                      548,187
         500,000           Halyard Health, Inc., Term Loan, 4.0%, 11/1/21                         502,372
                                                                                           --------------
                                                                                           $    1,754,836
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 23

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           Health Care Technology -- 1.6%
         888,536           ConvaTec, Inc., Dollar Term Loan, 4.0%, 12/22/16                $      891,024
       2,071,689           Emdeon, Inc., Term B-2 Loan, 3.75%, 11/2/18                          2,064,569
         464,354           MedAssets, Inc., Term B Loan, 4.0%, 12/13/19                           462,033
         997,801           Medical Card System, Inc., Term Loan, 12.0%, 9/17/15                   957,889
         733,209           Truven Health Analytics, Inc., Tranche B Term Loan,
                           4.5%, 6/6/19                                                           721,295
                                                                                           --------------
                                                                                           $    5,096,810
---------------------------------------------------------------------------------------------------------
                           Managed Health Care -- 0.3%
         489,957           MMM Holdings, Inc., MMM Term Loan, 9.75%, 12/12/17              $      475,258
         356,209           MSO of Puerto Rico, Inc., Term Loan, 9.75%, 12/12/17                   352,647
                                                                                           --------------
                                                                                           $      827,905
                                                                                           --------------
                           Total Health Care Equipment & Services                          $   36,032,641
---------------------------------------------------------------------------------------------------------
                           HOUSEHOLD & PERSONAL PRODUCTS -- 3.0%
                           Household Products -- 1.7%
         215,086           Polarpak, Inc., Term Loan, 4.5%, 6/7/20                         $      214,817
       1,480,545           Spectrum Brands, Inc., Tranche C Term Loan, 3.5%, 9/4/19             1,474,438
       1,354,362           SRAM LLC, First Lien Term Loan, 5.25%, 4/10/20                       1,334,047
         413,578           Waddington North America, Inc., Term Loan 2013,
                           4.5%, 6/7/20                                                           413,061
       1,867,259           Wash MultiFamily Laundry Systems LLC, U.S. Term Loan,
                           5.75%, 2/21/19                                                       1,847,419
                                                                                           --------------
                                                                                           $    5,283,782
---------------------------------------------------------------------------------------------------------
                           Personal Products -- 1.3%
       2,094,571           NBTY, Inc., B-2 Term Loan, 3.5%, 10/1/17                        $    2,063,901
         741,398           Party City Holdings, Inc., 2014 Replacement Term Loan,
                           4.0%, 7/27/19                                                          735,489
       1,024,915           Prestige Brands, Inc., Term B-1 Loan, 4.125%, 1/31/19                1,026,624
         468,403           Prestige Brands, Inc., Term B-2 Loan, 4.5%, 9/3/21                     470,842
                                                                                           --------------
                                                                                           $    4,296,856
                                                                                           --------------
                           Total Household & Personal Products                             $    9,580,638
---------------------------------------------------------------------------------------------------------
                           INSURANCE -- 2.7%
                           Insurance Brokers -- 0.3%
         982,515           AmWins Group LLC, Term Loan, 5.0%, 9/6/19                       $      985,893
---------------------------------------------------------------------------------------------------------
                           Life & Health Insurance -- 0.3%
         922,198           CNO Financial Group, Inc., Tranche B-2 Term Loan,
                           3.75%, 9/28/18                                                  $      919,317
---------------------------------------------------------------------------------------------------------
                           Multi-Line Insurance -- 0.7%
       1,222,088           Alliant Holdings I LLC, Initial Term Loan,
                           4.25%, 12/20/19                                                 $    1,208,339
         992,500           Hyperion Finance S.a.r.l., Term Loan, 5.75%, 10/17/19                  991,259
                                                                                           --------------
                                                                                           $    2,199,598
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Trust | Annual Report | 11/30/14

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           Property & Casualty Insurance -- 1.4%
       2,430,405           Confie Seguros Holding II Co., First Lien Term Loan B,
                           5.75%, 11/9/18                                                  $    2,431,166
       1,940,586           USI, Inc., 2013 Initial Term Loan, 4.25%, 12/27/19                   1,921,180
                                                                                           --------------
                                                                                           $    4,352,346
                                                                                           --------------
                           Total Insurance                                                 $    8,457,154
---------------------------------------------------------------------------------------------------------
                           MATERIALS -- 14.8%
                           Aluminum -- 1.7%
       1,350,375           Noranda Aluminum Acquisition Corp., Term Loan B,
                           5.75%, 2/28/19                                                  $    1,318,304
       2,165,699           Novelis, Inc., Initial Term Loan, 3.75%, 3/10/17                     2,164,345
       1,885,750           Turbocombustor Technology, Inc., Initial Term Loan,
                           5.5%, 12/2/20                                                        1,888,107
                                                                                           --------------
                                                                                           $    5,370,756
---------------------------------------------------------------------------------------------------------
                           Commodity Chemicals -- 2.0%
       1,915,069           AZ Chem US, Inc., First Lien Initial Term Loan,
                           5.75%, 6/11/21                                                  $    1,917,462
       1,000,000           Citadel Plastics Holdings, Inc., Second Lien Term Loan,
                           8.0%, 11/5/21                                                        1,005,000
         214,000           Citadel Plastics Holdings, Inc., Term Loan B,
                           4.25%, 11/5/20                                                         214,535
       1,250,000           Eco Services Operations LLC, First Lien Term Loan,
                           3.75%, 12/1/21                                                       1,253,125
       1,170,247           Taminco Global Chemical Corp., Initial Tranche B-3 Dollar
                           Term Loan, 4.75%, 2/15/19                                            1,168,784
         813,742           Tronox Pigments (Netherlands) B.V., Closing Date Term
                           Loan, 4.0%, 3/19/20                                                    809,674
                                                                                           --------------
                                                                                           $    6,368,580
---------------------------------------------------------------------------------------------------------
                           Construction Materials -- 0.2%
         600,000           Penn Engineering & Manufacturing Corp., Tranche B Term
                           Loan, 4.5%, 8/30/21                                             $      599,500
---------------------------------------------------------------------------------------------------------
                           Diversified Chemicals -- 2.1%
       1,783,966           Axalta Coating Systems Dutch Holding B B.V. & Axalta
                           Coating Systems U.S. Holdings, Inc., Refinanced Term B
                           Loan, 3.75%, 2/1/20                                             $    1,764,852
         636,351           Eagle Spinco, Inc., Term Loan, 3.5%, 1/28/17                           637,147
       1,833,500           Nexeo Solutions LLC, Initial Term Loan, 5.0%, 9/8/17                 1,822,805
         700,000           Orion Engineered Carbons GmbH (OEC Finance US LLC),
                           Initial Dollar Term Loan, 5.0%, 7/25/21                                702,625
         310,535           Royal Adhesives and Sealants LLC, First Lien Term B Loan,
                           5.5%, 7/31/18                                                          312,087
       1,329,146           Univar, Inc., Term Loan B, 5.0%, 6/30/17                             1,324,682
                                                                                           --------------
                                                                                           $    6,564,198
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 25

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           Diversified Metals & Mining -- 1.5%
       2,941,528           FMG Resources (August 2006) Pty Ltd. (FMG America
                           Finance, Inc.), Term Loan, 3.75%, 6/30/19                       $    2,765,037
         995,000           Hi-Crush Partners LP, Advance, 4.75%, 4/28/21                          973,856
       1,016,138           U.S. Silica Co., Term Loan, 4.0%, 7/23/20                            1,011,057
                                                                                           --------------
                                                                                           $    4,749,950
---------------------------------------------------------------------------------------------------------
                           Metal & Glass Containers -- 1.2%
       1,162,088           BWay Intermediate Co., Inc., Initial Term Loan,
                           5.5%, 8/14/20                                                   $    1,167,172
       1,400,000           Crown Americas LLC, Term Loan B Facility,
                           3.25%, 10/22/21                                                      1,408,120
       1,358,620           Tank Holding Corp., Initial Term Loan, 5.5%, 7/9/19                  1,345,033
                                                                                           --------------
                                                                                           $    3,920,325
---------------------------------------------------------------------------------------------------------
                           Paper Packaging -- 0.3%
         163,715           Caraustar Industries, Inc., Term Loan, 7.5%, 5/1/19             $      165,066
         824,918           Pro Mach Group, Inc., First Lien Dollar Term Loan,
                           5.5%, 10/22/21                                                         829,302
                                                                                           --------------
                                                                                           $      994,368
---------------------------------------------------------------------------------------------------------
                           Paper Products -- 2.6%
       3,456,250           Appvion, Inc., Term Commitment, 5.75%, 6/28/19                  $    3,437,528
         600,463           Exopack Holdings SA, USD Term Loan, 5.25%, 5/8/19                      604,215
         215,000           Ranpak Corp., First Lien USD Term Loan, 4.75%, 10/1/21                 214,820
         500,000           Ranpak Corp., Second Lien Initial Term Loan,
                           8.25%, 10/3/22                                                         501,668
       3,491,250           Wausau Paper Corp., Term Loan, 6.5%, 7/30/20                         3,473,794
                                                                                           --------------
                                                                                           $    8,232,025
---------------------------------------------------------------------------------------------------------
                           Specialty Chemicals -- 1.8%
         716,448           Chemtura Corp., New Term Loan, 5.0%, 8/29/16                    $      717,492
       1,800,000           Ferro Corp., Term Loan, 4.0%, 7/30/21                                1,788,750
         151,603           Huntsman International LLC, Extended Term B Loan,
                           2.706%, 4/19/17                                                        149,708
       1,000,000           Macdermid, Inc., First Lien Tranche B Term Loan,
                           4.0%, 6/7/20                                                           989,750
       1,965,000           PQ Corp., 2014 Term Loan, 4.0%, 8/7/17                               1,954,474
                                                                                           --------------
                                                                                           $    5,600,174
---------------------------------------------------------------------------------------------------------
                           Steel -- 1.4%
       2,020,750           Atkore International, Inc., First Lien Initial Term Loan,
                           4.5%, 4/9/21                                                    $    2,013,172
       1,375,000           Essar Steel Algoma, Inc., Initial Term Loan,
                           6.5%, 8/16/19                                                        1,376,719

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Trust | Annual Report | 11/30/14

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           Steel -- (continued)
         876,081           JMC Steel Group, Inc., Term Loan, 4.75%, 4/1/17                 $      874,417
         297,750           TMS International Corp., Term B Loan, 4.5%, 10/16/20                   297,253
                                                                                           --------------
                                                                                           $    4,561,561
                                                                                           --------------
                           Total Materials                                                 $   46,961,437
---------------------------------------------------------------------------------------------------------
                           MEDIA -- 14.8%
                           Advertising -- 2.1%
          40,159           Advantage Sales & Marketing, Inc., Delayed Draw Term
                           Loan, 4.25%, 7/23/21                                            $       39,933
       1,204,780           Advantage Sales & Marketing, Inc., First Lien Initial Term
                           Loan, 4.25%, 7/23/21                                                 1,198,003
       3,096,565           Affinion Group, Inc., Tranche B Term Loan,
                           6.75%, 4/30/18                                                       2,981,992
       2,014,125           Crossmark Holdings, Inc., First Lien Term Loan,
                           4.5%, 12/20/19                                                       1,974,682
         398,216           Getty Images, Inc., New Initial Term Loan,
                           4.75%, 10/18/19                                                        377,641
                                                                                           --------------
                                                                                           $    6,572,251
---------------------------------------------------------------------------------------------------------
                           Broadcasting -- 3.9%
         414,700           CBS Outdoor Americas Capital LLC (CBS Outdoor
                           Americas Capital Corp.), Term Loan, 3.0%, 1/31/21               $      407,665
         638,400           Checkout Holding Corp., First Lien Term B Loan,
                           4.5%, 4/9/21                                                           623,770
       1,000,000           Checkout Holding Corp., Second Lien Initial Loan,
                           7.75%, 4/11/22                                                         951,250
         302,581           Entercom Radio LLC, Term B-2 Loan, 4.0%, 11/23/18                      302,770
         596,900           Gray Television, Inc., Initial Term Loan, 3.75%, 6/13/21               592,920
         577,863           Hubbard Radio LLC, First Lien Term Loan, 4.5%, 4/29/19                 574,251
       1,896,000           MCC Iowa LLC, Tranche H Term Loan, 3.25%, 1/29/21                    1,867,560
       2,125,085           NEP/NCP Holdco, Inc., Incremental First Lien Term Loan,
                           4.25%, 1/22/20                                                       2,102,063
         886,667           Salem Communications Corp., Term Loan, 4.5%, 3/13/20                   877,246
       1,000,000           Sinclair Television Group, Inc., Incremental Tranche B-1
                           Term Loan, 3.5%, 7/30/21                                               993,125
       1,025,990           Sinclair Television Group, Inc., Tranche B Term Loan,
                           3.0%, 4/9/20                                                         1,007,394
       2,173,521           Univision Communications, Inc., First-Lien Term Loan,
                           4.0%, 3/1/20                                                         2,155,353
                                                                                           --------------
                                                                                           $   12,455,367
---------------------------------------------------------------------------------------------------------
                           Cable & Satellite -- 6.2%
       5,712,507           Cequel Communications LLC, Term Loan, 3.5%, 2/14/19             $    5,669,664
       2,019,438           Charter Communications Operating LLC, Term F Loan,
                           3.0%, 1/3/21                                                         1,995,095
       2,000,000           Endemol, Term Loan, 6.75%, 8/13/21                                   1,965,000

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 27

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           Cable & Satellite -- (continued)
         249,375           Learfield Communications, Inc., First Lien 2014
                           Replacement Term Loan, 4.5%, 10/9/20                            $      249,687
         685,000           Learfield Communications, Inc., Initial Second Lien Term
                           Loan, 8.75%, 10/8/21                                                   683,287
       1,715,000           MCC Iowa LLC, Tranche G Term Loan, 4.0%, 1/20/20                     1,694,634
       3,424,068           Telesat Canada, U.S. Term B-2 Loan, 3.5%, 3/28/19                    3,397,675
       1,660,000           Virgin Media Investment Holdings, Ltd., New Term Loan B,
                           3.5%, 6/7/20                                                         1,646,340
       2,213,729           WideOpenWest Finance LLC, Term Loan B, 4.75%, 4/1/19                 2,213,499
                                                                                           --------------
                                                                                           $   19,514,881
---------------------------------------------------------------------------------------------------------
                           Movies & Entertainment -- 2.0%
       1,169,784           AMC Entertainment, Inc., Initial Term Loan,
                           3.5%, 4/30/20                                                   $    1,161,450
         603,433           Cinedigm Digital Funding I LLC, Term Loan,
                           3.75%, 2/28/18                                                         603,433
         970,588           Kasima LLC, Term Loan, 3.25%, 5/17/21                                  962,702
         700,000           MediArena Acquisition B.V., USD Term Loan,
                           5.75%, 8/13/21                                                         687,750
       1,086,250           Seminole Hard Rock Entertainment, Inc., Term Loan B,
                           3.5%, 5/14/20                                                        1,077,650
       2,041,875           WMG Acquisitions Corp., Tranche B Refinancing Term
                           Loan, 3.75%, 7/1/20                                                  2,001,548
                                                                                           --------------
                                                                                           $    6,494,533
---------------------------------------------------------------------------------------------------------
                           Publishing -- 0.6%
         495,885           Cengage Learning Acquisitions, Inc. (fka TL Acquisitions,
                           Inc.), Term Loan, 7.0%, 3/31/20                                 $      497,435
         535,942           Interactive Data Corp., Term Loan, 4.75%, 5/2/21                       539,124
         335,160           Lee Enterprises, Inc., First Lien Term Loan, 7.25%, 3/31/19            335,361
         447,903           MTL Publishing LLC, Term Loan B, 3.75%, 6/29/18                        445,184
                                                                                           --------------
                                                                                           $    1,817,104
                                                                                           --------------
                           Total Media                                                     $   46,854,136
---------------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY &
                           LIFE SCIENCES -- 2.5%
                           Biotechnology -- 0.3%
         923,718           Alkermes, Inc., 2019 Term Loan, 3.5%, 9/25/19                   $      917,367
---------------------------------------------------------------------------------------------------------
                           Pharmaceuticals -- 2.2%
       3,517,251(e)        Graceway Pharmaceuticals LLC, Mezzanine Term Loan,
                           14.00% (14.0% PIK 0.00% cash), 2/31/19                          $        9,894
       1,231,844           Harvard Drug Group LLC, Term Loan, 5.0%, 8/16/20                     1,233,383
       1,464,298           Par Pharmaceutical, Inc., Term B-2 Loan, 4.0%, 9/30/19               1,443,860
       1,072,313           Patheon, Inc., Term Loan, 4.25%, 3/11/21                             1,050,598
         997,429           Pharmedium Healthcare Corp., First Lien Initial Term Loan,
                           4.25%, 1/28/21                                                         984,962

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Trust | Annual Report | 11/30/14

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           Pharmaceuticals -- (continued)
         962,500           Salix Pharmaceuticals, Ltd., Term Loan, 4.25%, 1/2/20           $      952,407
         852,793           Valeant Pharmaceuticals International, Inc., Series C-2
                           Tranche B Term Loan, 3.5%, 12/11/19                                    848,301
         639,595           Valeant Pharmaceuticals International, Inc., Series D-2
                           Term Loan B, 3.5%, 2/13/19                                             636,397
                                                                                           --------------
                                                                                           $    7,159,802
                                                                                           --------------
                           Total Pharmaceuticals, Biotechnology & Life Sciences            $    8,077,169
---------------------------------------------------------------------------------------------------------
                           REAL ESTATE -- 1.6%
                           Diversified Real Estate Activities -- 0.1%
         492,500           CBRE Services, Inc., Tranche B Term Loan,
                           2.907%, 3/28/21                                                 $      490,961
---------------------------------------------------------------------------------------------------------
                           Real Estate Services -- 1.0%
       2,020,895           Altisource Solutions, S.a.r.l, Term Loan B, 4.5%, 12/9/20       $    1,778,387
       1,471,746           GCA Services Group, Inc., First Lien Term Loan,
                           4.25%, 11/1/19                                                       1,464,388
                                                                                           --------------
                                                                                           $    3,242,775
---------------------------------------------------------------------------------------------------------
                           Retail REITs -- 0.5%
         486,394           DTZ U.S. Borrower LLC Delayed Draw Term Loan,
                           4.5%, 11/4/21                                                   $      489,434
       1,000,000           DTZ U.S. Borrower LLC, Second Lien Initial Term Loan,
                           9.25%, 11/4/22                                                       1,006,250
                                                                                           --------------
                                                                                           $    1,495,684
                                                                                           --------------
                           Total Real Estate                                               $    5,229,420
---------------------------------------------------------------------------------------------------------
                           RETAILING -- 1.9%
                           Apparel Retail -- 0.4%
       1,246,875           Men's Wearhouse, Inc., Term Loan B, 4.5%, 6/18/21               $    1,249,603
---------------------------------------------------------------------------------------------------------
                           Automotive Retail -- 0.8%
       1,581,250           Camping World Group LLC, Term Loan, 5.75%, 2/20/20              $    1,582,239
         982,500           Hertz Corp., Tranche B-1 Term Loan, 3.75%, 3/11/18                     973,391
                                                                                           --------------
                                                                                           $    2,555,630
---------------------------------------------------------------------------------------------------------
                           Computer & Electronics Retail -- 0.5%
         199,000           Rent-A-Center, Inc., 2014 Term Loan, 3.75%, 3/19/21             $      195,020
       1,734,293           Targus Group International, Inc., Term Loan,
                           12.0%, 5/24/16                                                       1,417,785
                                                                                           --------------
                                                                                           $    1,612,805
---------------------------------------------------------------------------------------------------------
                           Home Improvement Retail -- 0.2%
         738,750           Apex Tool Group LLC, Term Loan, 4.5%, 1/31/20                   $      724,590
                                                                                           --------------
                                                                                           $      724,590
                                                                                           --------------
                           Total Retailing                                                 $    6,142,628
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 29

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           SEMICONDUCTORS & SEMICONDUCTOR
                           EQUIPMENT -- 1.1%
                           Semiconductor Equipment -- 0.3%
         839,405           Entegris, Inc., Tranche B Term Loan, 3.5%, 4/30/21              $      833,110
---------------------------------------------------------------------------------------------------------
                           Semiconductors -- 0.8%
       1,773,724           M/A-COM Technology Solutions Holdings, Inc., Initial Term
                           Loan, 4.5%, 5/7/21                                              $    1,773,723
         929,329           Microsemi Corp., Term Loan, 3.25%, 2/19/20                             922,359
                                                                                           --------------
                                                                                           $    2,696,082
                                                                                           --------------
                           Total Semiconductors & Semiconductor Equipment                  $    3,529,192
---------------------------------------------------------------------------------------------------------
                           SOFTWARE & SERVICES -- 9.1%
                           Application Software -- 3.3%
       1,030,246           Applied Systems, Inc., First Lien Term Loan,
                           4.25%, 1/25/21                                                  $    1,026,254
         990,000           Epiq Systems, Inc., Term Loan, 4.25%, 8/27/20                          985,050
       1,125,183           Expert Global Solutions, Inc., Advance First Lien Term
                           Loan B, 8.5%, 4/3/18                                                 1,124,058
       1,055,821           Infor (U.S.), Inc., Tranche B-5 Term Loan, 3.75%, 6/3/20             1,043,943
       1,526,692           Nuance Communications, Inc., Term Loan C,
                           2.91%, 8/7/19                                                        1,503,028
         975,000           Serena Software, Inc., Term Loan, 7.5%, 4/14/20                        978,656
       1,036,935           Verint Systems, Inc., Tranche B Incremental Term Loan,
                           3.5%, 9/6/19                                                         1,037,064
       1,000,000           Vertafore, Inc., Second Lien Term Loan, 9.75%, 10/27/17              1,011,875
       1,845,991           Vertafore, Inc., Term Loan, 4.25%, 10/3/19                           1,844,068
                                                                                           --------------
                                                                                           $   10,553,996
---------------------------------------------------------------------------------------------------------
                           Data Processing & Outsourced Services -- 0.6%
       1,000,000           First Data Corp., 2018 B Second New Term Loan,
                           3.655%, 9/24/18                                                 $      988,250
         802,493           First Data Corp., 2018 Dollar Term Loan,
                           3.655%, 3/23/18                                                        793,047
                                                                                           --------------
                                                                                           $    1,781,297
---------------------------------------------------------------------------------------------------------
                           Home Entertainment Software -- 0.4%
       1,435,000           MA Financeco LLC, Initial Tranche B Term Loan,
                           4.25%, 11/19/21                                                 $    1,405,852
---------------------------------------------------------------------------------------------------------
                           Internet Software & Services -- 0.6%
         238,505           DealerTrack Technologies, Inc., Term Loan, 3.5%, 2/28/21        $      236,369
       1,248,221           Vocus Valor Companies, Inc., First Lien Initial Term Loan,
                           6.0%, 5/30/21                                                        1,224,817
         497,458           Zayo Group LLC (Zayo Capital, Inc.) Term Loan,
                           4.0%, 7/2/19                                                           497,406
                                                                                           --------------
                                                                                           $    1,958,592
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Trust | Annual Report | 11/30/14

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           IT Consulting & Other Services -- 3.0%
       1,641,341           Booz Allen Hamilton, Inc., Initial Tranche B Term Loan,
                           3.75%, 7/31/19                                                  $    1,644,419
       1,425,612           Deltek, Inc., First Lien Term Loan, 4.5%, 10/10/18                   1,421,870
       3,491,250           Evergreen Skills Lux S.a r.l., First Lien Initial Term Loan,
                           5.75%, 4/28/21                                                       3,462,570
         490,681           Kronos, Inc., First Lien Incremental Term Loan,
                           4.5%, 10/30/19                                                         492,153
         743,265           Safenet, Inc., First Lien Term Loan, 6.75%, 3/5/20                     742,336
       1,687,991           SunGuard Data Systems, Inc., Tranche C Term Loan,
                           3.906%, 2/28/17                                                      1,685,163
                                                                                           --------------
                                                                                           $    9,448,511
---------------------------------------------------------------------------------------------------------
                           Systems Software -- 1.2%
       1,250,000           AVG Technologies N.V. (AVG Corporate Services B.V.),
                           Term Loan, 5.75%, 10/15/20                                      $    1,246,875
       1,271,813           MSC.Software Corp., Term Loan, 5.0%, 5/29/20                         1,271,812
       1,267,289           Rovi Solutions Corp., Term B Loan, 3.75%, 7/2/21                     1,250,856
                                                                                           --------------
                                                                                           $    3,769,543
                                                                                           --------------
                           Total Software & Services                                       $   28,917,791
---------------------------------------------------------------------------------------------------------
                           TECHNOLOGY HARDWARE & EQUIPMENT -- 2.0%
                           Communications Equipment -- 0.2%
         691,525           Audio Visual Services Group, Inc., First Lien Term Loan,
                           4.5%, 1/25/21                                                   $      693,038
---------------------------------------------------------------------------------------------------------
                           Electronic Components -- 0.9%
       1,232,492           Generac Power Systems, Inc., Term Loan,
                           3.25%, 5/31/20                                                  $    1,206,301
       1,578,455           Scitor Corp., Term Loan, 5.0%, 2/15/17                               1,563,618
                                                                                           --------------
                                                                                           $    2,769,919
---------------------------------------------------------------------------------------------------------
                           Electronic Equipment & Instruments -- 0.3%
         974,775           Sensus USA, Inc., Term Loan, 4.5%, 5/9/17                       $      957,716
---------------------------------------------------------------------------------------------------------
                           Electronic Manufacturing Services -- 0.6%
       1,940,000           4L Technologies, Inc. (fka Clover Holdings, Inc.), Term
                           Loan, 6.75%, 5/8/20                                             $    1,935,150
                                                                                           --------------
                           Total Technology Hardware & Equipment                           $    6,355,823
---------------------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 2.8%
                           Integrated Telecommunication Services -- 1.7%
       1,000,000           Level 3 Financing, Inc., Tranche B 2022 Term Loan,
                           4.5%, 10/31/22                                                  $    1,005,357
       1,857,492           Securus Technologies Holdings, Inc., Initial First Lien
                           Term Loan, 4.75%, 4/30/20                                            1,842,982

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 31

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           Integrated Telecommunication Services -- (continued)
       1,406,212           West Corp., Term B-10 Loan, 3.25%, 6/30/18                      $    1,393,469
       1,228,125           Windstream Corp., Tranche B-4 Term Loan,
                           3.5%, 1/23/20                                                        1,222,592
                                                                                           --------------
                                                                                           $    5,464,400
---------------------------------------------------------------------------------------------------------
                           Wireless Telecommunication Services -- 1.1%
       1,434,802           Crown Castle Operating Co., Extended Incremental
                           Tranche B-2 Term Loan, 3.0%, 1/31/21                            $    1,431,574
       1,895,657           Syniverse Holdings, Inc., Initial Term Loan,
                           4.0%, 4/23/19                                                        1,866,431
                                                                                           --------------
                                                                                           $    3,298,005
                                                                                           --------------
                           Total Telecommunication Services                                $    8,762,405
---------------------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 5.7%
                           Air Freight & Logistics -- 1.4%
       1,485,886           Air Medical Group Holdings, Inc., Term Loan B-1,
                           5.0%, 6/30/18                                                   $    1,494,245
       1,739,158           Dematic Corp., New Incremental Term Loan,
                           4.25%, 12/28/19                                                      1,728,288
       1,051,688           Ozburn-Hessey Holding Co., LLC, Term Loan,
                           6.75%, 5/23/19                                                       1,049,058
                                                                                           --------------
                                                                                           $    4,271,591
---------------------------------------------------------------------------------------------------------
                           Airlines -- 2.9%
       2,962,500           American Airlines, Inc., Class B Term Loan,
                           3.75%, 6/27/19                                                  $    2,939,665
         246,250           Continental Airlines, Inc., (United Air Lines, Inc.), Class B
                           Term Loan, 3.5%, 4/1/19                                                243,711
       1,473,750           Delta Air Lines, Inc., 2014 Term B-1 Loan,
                           3.25%, 10/18/18                                                      1,457,960
       1,306,125           Delta Air Lines, Inc., Term Loan, 3.25%, 4/20/17                     1,299,141
       1,280,813           U.S. Airways, Inc., Tranche B-1 Term Loan, 3.5%, 5/23/19             1,262,241
       2,134,688           U.S. Airways, Inc., Tranche B-2 Term Loan,
                           3.0%, 11/23/16                                                       2,121,568
                                                                                           --------------
                                                                                           $    9,324,286
---------------------------------------------------------------------------------------------------------
                           Leisure Products -- 0.1%
         423,313           Marine Acquisition Corp., Term Loan, 5.25%, 1/30/21             $      424,371
---------------------------------------------------------------------------------------------------------
                           Marine -- 0.3%
         985,000           Commercial Barge Line Co., Initial First Lien Term Loan,
                           7.5%, 9/22/19                                                   $      989,925
---------------------------------------------------------------------------------------------------------
                           Trucking -- 1.0%
         997,500           Aegis Toxicology Sciences Corp., Initial First Lien Term
                           Loan, 5.5%, 2/24/21                                             $    1,001,241
         805,391           Swift Transportation Co., LLC, Tranche B-2 Term Loan,
                           3.75%, 6/9/21                                                          803,377

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Trust | Annual Report | 11/30/14

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           Trucking -- (continued)
         794,000           Syncreon Global Finance, Inc., Term Loan,
                           5.25%, 10/28/20                                                 $      784,075
         645,125           YRC Worldwide, Inc., Initial Term Loan, 8.25%, 2/13/19                 641,899
                                                                                           --------------
                                                                                           $    3,230,592
                                                                                           --------------
                           Total Transportation                                            $   18,240,765
---------------------------------------------------------------------------------------------------------
                           UTILITIES -- 5.3%
                           Electric Utilities -- 2.6%
         995,811           Atlantic Power Limited Partnership, Term Loan,
                           4.75%, 2/24/21                                                  $    1,004,524
         687,640           Bayonne Energy Center LLC, (Bayonne Energy Center
                           Urban Renewal LLC) Term B Advance, 5.0%, 8/19/21                       693,084
       2,221,875           Calpine Construction Finance Co., LP, Term B-1
                           Loan, 3.0%, 5/3/20                                                   2,179,288
       1,000,000           Southeast PowerGen LLC, Term Loan B, 3.5%, 12/2/21                   1,005,000
       1,155,792           Star West Generation LLC, Term B Advance,
                           4.25%, 3/13/20                                                       1,151,458
       2,000,000           Terra-Gen Finance Co., LLC, Term Loan B,
                           4.25%, 11/26/21                                                      2,010,000
                                                                                           --------------
                                                                                           $    8,043,354
---------------------------------------------------------------------------------------------------------
                           Independent Power Producers & Energy Traders -- 2.0%
       1,664,625           Calpine Corp., Term Loan, 4.0%, 4/1/18                          $    1,665,978
         490,000           Calpine Corp., Term Loan, 4.0%, 10/9/19                                488,545
       1,063,462           Dynegy, Inc., Tranche B-2 Term Loan, 4.0%, 4/23/20                   1,062,465
       1,226,276           NRG Energy, Inc., 2013 Term Loan, 2.75%, 7/1/18                      1,214,609
       1,995,000           TerraForm Power Operating LLC, Closing Date Term Loan,
                           4.75%, 7/23/19                                                       1,999,988
                                                                                           --------------
                                                                                           $    6,431,585
---------------------------------------------------------------------------------------------------------
                           Water Utilities -- 0.7%
       1,485,000           Synagro Technologies, Term Loan, 6.25%, 8/22/20                 $    1,460,869
         860,167           WTG Holdings III Corp., First Lien Term Loan,
                           4.75%, 1/15/21                                                         856,941
                                                                                           --------------
                                                                                           $    2,317,810
                                                                                           --------------
                           Total Utilities                                                 $   16,792,749
---------------------------------------------------------------------------------------------------------
                           TOTAL SENIOR SECURED FLOATING RATE
                           LOAN INTERESTS
                           (Cost $450,426,520)                                             $  438,315,880
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 33

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           COLLATERALIZED LOAN OBLIGATIONS -- 2.7%
                           of Net Assets
                           BANKS -- 2.7%
                           Diversified Banks -- 0.9%
       1,000,000(a)(c)     Primus, Ltd., Series 2007-2A, Class D,
                           2.631%, 7/15/21 (144A)                                          $      939,617
       1,000,000(a)(c)     Rampart, Ltd., Series 2006-1A, Class D,
                           3.781%, 4/18/21 (144A)                                                 980,424
         951,289(a)(c)     Stanfield McLaren, Ltd., Series 2007-1A, Class B2L,
                           4.736%, 2/27/21 (144A)                                                 912,977
                                                                                           --------------
                                                                                           $    2,833,018
---------------------------------------------------------------------------------------------------------
                           Thrifts & Mortgage Finance -- 1.8%
       1,000,000(a)(c)     ACA, Ltd., Series 2007-1A, Class D, 2.581%,
                           6/15/22 (144A)                                                  $      936,014
       1,000,000(a)(c)     Goldman Sachs Asset Management Plc,
                           Series 2007-1A, Class D, 2.982%, 8/1/22 (144A)                         979,724
       1,000,000(a)(c)     Gulf Stream -- Sextant, Ltd., Series 2007-1A, Class D,
                           2.635%, 6/17/21 (144A)                                                 957,580
       1,000,000(a)(c)     Landmark CDO, Ltd., Series 2007-9A, Class E, 3.731%,
                           4/15/21 (144A)                                                         939,630
       2,000,000(a)(c)     Stone Tower, Ltd., Series 2007-6A, Class C, 1.578%,
                           4/17/21 (144A)                                                       1,871,206
                                                                                           --------------
                                                                                           $    5,684,154
                                                                                           --------------
                           Total Banks                                                     $    8,517,172
---------------------------------------------------------------------------------------------------------
                           TOTAL COLLATERALIZED LOAN
                           OBLIGATIONS
                           (Cost $6,788,604)                                               $    8,517,172
---------------------------------------------------------------------------------------------------------
                           U.S. GOVERNMENT AND AGENCY
                           OBLIGATIONS -- 2.3% of Net Assets
       2,405,000(a)        U.S. Treasury Notes, 0.09%, 7/31/16                             $    2,405,101
       2,405,000(a)        U.S. Treasury Notes, 0.07%, 1/31/16                                  2,404,678
       2,405,000(a)        U.S. Treasury Notes, 0.09%, 4/30/16                                  2,405,223
                                                                                           --------------
                                                                                           $    7,215,002
---------------------------------------------------------------------------------------------------------
                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                           (Cost $7,217,323)                                               $    7,215,002
---------------------------------------------------------------------------------------------------------
                           CORPORATE BONDS & NOTES -- 1.1%
                           of Net Assets
                           DIVERSIFIED FINANCIALS -- 0.2%
                           Other Diversified Financial Services -- 0.2%
         500,000(a)        Vita Capital V, Ltd., 2.726% , 1/15/17 (144A)                   $      507,000
                                                                                           --------------
                           Total Diversified Financials                                    $      507,000
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Trust | Annual Report | 11/30/14

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           ENERGY -- 0.0%+
                           Oil & Gas Drilling -- 0.0%+
         250,000           Offshore Group Investment, Ltd., 7.5%, 11/1/19                  $      187,500
                                                                                           --------------
                           Total Energy                                                    $      187,500
---------------------------------------------------------------------------------------------------------
                           INSURANCE -- 0.6%
                           Reinsurance -- 0.6%
         250,000(a)        Atlas Reinsurance VII, Ltd., 8.105%, 1/7/16 (144A)
                           (Cat Bond)                                                      $      257,425
         500,000(a)        Combine Re, Ltd., 4.51%, 1/7/15 (144A) (Cat Bond)                      500,850
         250,000(a)        East Lane Re V, Ltd., 9.01%, 3/16/16 (144A) (Cat Bond)                 267,000
         250,000(a)        Mystic Re, Ltd., 9.01%, 3/12/15 (144A) (Cat Bond)                      253,950
         250,000(a)        Mythen Re, Ltd., Series 2012-2 Class A, 8.526%, 1/5/17
                           (144A) (Cat Bond)                                                      267,000
         250,000(a)        Queen Street VII Re, Ltd., 8.61%, 4/8/16 (144A)
                           (Cat Bond)                                                             259,375
                                                                                           --------------
                           Total Insurance                                                 $    1,805,600
---------------------------------------------------------------------------------------------------------
                           HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                           Health Care Equipment & Services -- 0.3%
         903,000           Physio-Control International, Inc., 9.875%,
                           1/15/19 (144A)                                                  $      968,468
                                                                                           --------------
                           Total Health Care Equipment & Services                          $      968,468
---------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS & NOTES
                           (Cost $3,403,000)                                               $    3,468,568
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------
                           COMMON STOCKS -- 0.4% of Net Assets
                           INDUSTRIALS -- 0.0%+
                           Diversified Support Services -- 0.0%+
              31(f)        IAP Worldwide Services, Inc.                                    $       26,768
                                                                                           --------------
                           Total Industrials                                               $       26,768
---------------------------------------------------------------------------------------------------------
                           MEDIA -- 0.2%
                           Publishing -- 0.2%
          14,548(f)        Cengage Learning Acquisitions, Inc                              $      385,886
                                                                                           --------------
                           Total Media                                                     $      385,886
---------------------------------------------------------------------------------------------------------
                           PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                           SCIENCES -- 0.0%+
                           Biotechnology -- 0.0%+
           2,454(f)        Progenics Pharmaceuticals, Inc.                                 $       17,080
                                                                                           --------------
                           Total Pharmaceuticals, Biotechnology & Life Sciences            $       17,080
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 35

---------------------------------------------------------------------------------------------------------
Shares                                                                                     Value
---------------------------------------------------------------------------------------------------------
                           TRANSPORTATION -- 0.2%
                           Air Freight & Logistics -- 0.2%
             710(c)(f)     CEVA Holdings LLC                                               $      638,811
                                                                                           --------------
                           Total Transportation                                            $      638,811
---------------------------------------------------------------------------------------------------------
                           UTILITIES -- 0.0%+
                           Independent Power Producers & Energy Traders -- 0.0%+
             775           NRG Energy, Inc.                                                $       24,227
                                                                                           --------------
                           Total Utilities                                                 $       24,227
---------------------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCKS
                           (Cost $1,298,131)                                               $    1,092,772
---------------------------------------------------------------------------------------------------------
                           EXCHANGE-TRADED FUND -- 0.3% of Net Assets
                           DIVERSIFIED FINANCIALS -- 0.3%
                           Other Diversified Financial Services -- 0.3%
          42,000           PowerShares Senior Loan Portfolio                               $    1,022,700
                                                                                           --------------
                           Total Diversified Financials                                    $    1,022,700
---------------------------------------------------------------------------------------------------------
                           TOTAL EXCHANGE-TRADED FUND
                           (Cost $1,009,260)                                               $    1,022,700
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           ASSET BACKED SECURITY -- 0.0%+ of Net Assets
                           CONSUMER SERVICES -- 0.0%+
                           Hotels, Resorts & Cruise Lines -- 0.0%+
          82,648           Westgate Resorts LLC, Series 2012-2A, Class C, 9.0%,
                           1/20/25 (144A)                                                  $       84,643
                                                                                           --------------
                           Total Consumer Services                                         $       84,643
---------------------------------------------------------------------------------------------------------
                           TOTAL ASSET BACKED SECURITY
                           (Cost $917,309)                                                 $       84,643
---------------------------------------------------------------------------------------------------------
                           TEMPORARY CASH INVESTMENTS -- 1.0% -- of
                           Net Assets
                           Certificate of Deposit -- 0.4%
       1,190,000           Bank of Tokyo-Mitsubishi UFJ, Ltd., 0.1%, 12/1/14               $    1,189,993
---------------------------------------------------------------------------------------------------------
                           Commercial Paper -- 0.4%
       1,190,000           Prudential Funding LLC, 0.07%, 12/1/14                          $    1,189,994
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Trust | Annual Report | 11/30/14

---------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                    Value
---------------------------------------------------------------------------------------------------------
                           Repurchase Agreement -- 0.2%
         760,000           Bank of Nova Scotia, 0.09%, repurchase price of
                           $760,000 plus accrued interest on 12/1/14
                           collateralized by $777,105 Freddie Mac Giant,
                           3.5% - 4.0%, 9/1/42 -- 11/1/44                                  $      760,000
---------------------------------------------------------------------------------------------------------
                           TOTAL TEMPORARY CASH INVESTMENTS
                           (Cost $3,140,000)                                               $    3,139,987
---------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS IN SECURITIES -- 145.9%
                           (Cost $474,200,147) (g)                                         $  462,856,724
---------------------------------------------------------------------------------------------------------
                           OTHER ASSETS AND LIABILITIES -- (45.9)%                         $ (145,620,779)
---------------------------------------------------------------------------------------------------------
                           NET ASSETS APPLICABLE TO
                           COMMON SHAREOWNERS -- 100.0%                                    $  317,235,945
=========================================================================================================

+             Amount rounds to less than 0.1%.

(Cat Bond)    Catastrophe bond is a high yield debt instrument that is usually insurance linked and meant to raise money in case of catastrophe.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2014, the value of these securities amounted to $11,882,883, or 3.7% of total net assets applicable to common shareowners.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or
              (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at November 30, 2014.

(a)           Floating rate note. The rate shown is the coupon rate at November
              30, 2014.

(b)           Security is in default and is non-income producing.

(c) Indicates a security that has been deemed illiquid. As of November 30, 2014 the aggregate cost of illiquid securities in the Trust's portfolio was $15,435,826. As of that date, the aggregate value of illiquid securities in the Trust's portfolio of $10,852,979 represented 3.4% of total net assets applicable to common shareowners.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 37

(d) The company and agent bank are in the process of negotiating forbearance.

(e) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(f)           Non-income producing.

(g) At November 30, 2014, the net unrealized depreciation on investments based on cost for federal tax purposes of $474,131,772 was as follows:

                Aggregate gross unrealized appreciation for all investments in which
                  there is an excess of value over tax cost                             $  3,848,387

                Aggregate gross unrealized depreciation for all investments in which
                  there is an excess of tax cost over value                              (15,123,435)
                                                                                        ------------
                Net unrealized depreciation                                             $(11,275,048)
                                                                                        ============

For financial reporting purposes net unrealized depreciation on investments was $11,343,423 and cost of investments aggregated $474,200,147.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2014 aggregated $287,378,030 and $292,424,606, respectively.

Principal amounts are denominated in U.S. dollars unless otherwise noted. Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2, and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Trust | Annual Report | 11/30/14

The following is a summary of the inputs used as of November 30, 2014, in valuing the Trust's investments.

---------------------------------------------------------------------------------------------
                                       Level 1         Level 2        Level 3   Total
---------------------------------------------------------------------------------------------
Senior Secured Floating Rate
   Loan Interests                      $         --    $438,315,880   $    --   $438,315,880
Collateralized Loan Obligations                  --       8,517,172        --      8,517,172
U.S. Government and Agency
   Obligations                                   --       7,215,002        --      7,215,002
Corporate Bonds & Notes                          --       3,468,568        --      3,468,568
Common Stocks
   Industrials
     Diversified Support Services                --          26,768        --         26,768
   Media
     Publishing                                  --         385,886        --        385,886
   Transportation
     Air Freight & Logistics                     --         638,811        --        638,811
All Other Common Stocks                      41,307              --        --         41,307
Asset Backed Security                            --          84,643        --         84,643
Exchange-Traded Fund                      1,022,700              --        --      1,022,700
Certificate of Deposit                           --       1,189,993        --      1,189,993
Commercial Paper                                 --       1,189,994        --      1,189,994
Repurchase Agreement                             --         760,000        --        760,000
---------------------------------------------------------------------------------------------
Total Investments in Securities        $  1,064,007    $461,792,717   $    --   $462,856,724
=============================================================================================

* Securities in this category are valued at $0.

The following is a summary of the fair valuation of certain of the Fund's assets and liabilities as of November 30, 2014:

-----------------------------------------------------------------------------------------
                                       Level 1    Level 2          Level 3   Total
-----------------------------------------------------------------------------------------
Assets:
Foreign currencies, at value           $    --    $      75,842    $    --   $      75,842
Liabilities:
Outstanding borrowings                      --     (155,450,000)        --    (155,450,000)
------------------------------------------------------------------------------------------
Total                                  $    --    $(155,374,158)   $    --   $(155,374,158)
==========================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 39

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------------------------------------
                                                Change in
                      Balance      Realized     Unrealized                               Accrued    Transfers  Transfers    Balance
                      as of        gain         appreciation                             discounts/ in to      out of       as of
                      11/30/13     (loss)(1)    (depreciation)(2)  Purchases  Sales      premiums   Level 3*   Level 3*     11/30/14
------------------------------------------------------------------------------------------------------------------------------------
Collateralized Loan
   Obligations
Banks
   Diversified Banks  $2,727,554   $        --  $       --         $ --       $      --  $    --    $ --       $(2,727,554) $ --
   Thrifts &
      Mortgage
      Finance          5,625,880            --          --           --              --       --      --        (5,625,880)   --
Corporate Bonds
   & Notes
Health Care
   Equipment &
   Services
      Health Care
         Supplies          8,109    (5,520,701)  6,450,905           --        (942,902)   4,589      --                --    --
------------------------------------------------------------------------------------------------------------------------------------
Total                 $8,361,543   $(5,520,701) $6,450,905         $ --       $(942,902) $ 4,589    $ --       $(8,353,434) $ --
====================================================================================================================================

* Transfers are calculated on the beginning of period values. For the year ended 11/30/14, there were no transfers between levels 1 and Level 2. For the year ended November 30, 2014, securities with an aggregate market value of $8,353,434 transferred from Level 3 to Level 2 due to the availability of observable inputs used to determine their value.

(1) Realized gain (loss) on these securities is included in the realized gain
    (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

    Net change in unrealized appreciation (depreciation) of Level 3 investments at 11/30/14: $--.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Trust | Annual Report | 11/30/14

Statement of Assets and Liabilities | 11/30/14

ASSETS:
  Investments in securities, at value (cost $474,200,147)         $  462,856,724
  Cash                                                                21,164,712
  Foreign currencies, at value (cost $82,689)                             75,842
  Receivables --
     Investment securities sold                                        7,376,910
     Interest receivable                                               2,497,049
     Dividends receivable                                                 33,525
     Prepaid expenses                                                         32
---------------------------------------------------------------------------------
        Total assets                                              $  494,004,794
---------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Outstanding borrowings under revolving credit facility       $  155,450,000
     Investment securities purchased                                  20,677,606
     Trustees' fees                                                        1,966
  Due to affiliates                                                      262,555
  Administration fee payable                                              73,522
  Interest expense payable                                                82,644
  Accrued expenses                                                       220,556
---------------------------------------------------------------------------------
        Total liabilities                                         $  176,768,849
---------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                 $  465,543,677
  Undistributed net investment income                                    404,153
  Accumulated net realized loss on investments and foreign
     currency transactions                                          (137,366,761)
  Net unrealized depreciation on investments                         (11,343,423)
  Net unrealized appreciation on unfunded loan commitments                 6,153
  Net unrealized depreciation on other assets and liabilities
     denominated in foreign currencies                                    (7,854)
---------------------------------------------------------------------------------
        Net assets applicable to common shareowners               $  317,235,945
---------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE:
No par value (unlimited number of shares authorized)
  Based on $317,235,945 / 24,738,174 common shares                $        12.82
=================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 41

Statement of Operations

For the Year Ended 11/30/14

INVESTMENT INCOME:
   Interest                                                        $ 23,687,156
   Dividends                                                             90,208
   Loan facility and other income                                       476,784
------------------------------------------------------------------------------------------------
      Total investment income                                                      $ 24,254,148
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $  3,355,876
  Administrative reimbursements                                         250,718
  Transfer agent fees and expenses                                       47,152
  Shareholder communications expense                                     11,191
  Auction agent fees                                                      6,287
  Custodian fees                                                         77,735
  Professional fees                                                     183,987
  Printing expenses                                                      14,098
  Trustees' fees                                                         13,879
  Pricing fees                                                           31,951
  Loan servicing expenses                                               145,875
  Interest expense                                                    1,589,732
  Miscellaneous                                                          74,878
------------------------------------------------------------------------------------------------
     Net operating expenses                                                        $  5,803,359
------------------------------------------------------------------------------------------------
         Net investment income                                                     $ 18,450,789
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
UNFUNDED LOAN COMMITMENTS, AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                   $  6,407,178
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               (17,798)   $  6,389,380
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                   $(10,842,956)
     Unfunded loan commitments                                            6,153
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                   204    $(10,836,599)
------------------------------------------------------------------------------------------------
  Net loss on investments, unfunded loan commitments,
     and foreign currency transactions                                             $ (4,447,219)
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM
NET INVESTMENT INCOME:                                                             $    (30,301)
------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                            $ 13,973,269
================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Trust | Annual Report | 11/30/14

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                              Year Ended      Year Ended
                                                              11/30/14        11/30/13
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                         $ 18,450,789    $ 25,084,923
Net realized gain (loss) on investments and foreign
   currency transactions                                         6,389,380      (6,781,808)
Change in net unrealized appreciation (depreciation) on
   investments, unfunded loan commitments, and foreign
   currency transactions                                       (10,836,599)      7,001,184
Distributions to preferred shareowners from net
   investment income                                               (30,301)     (3,072,469)
-------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations   $ 13,973,269    $ 22,231,830
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income and previously undistributed net
   investment income ($0.80 and $0.90 per share,
   respectively)                                              $(19,864,754)   $(22,254,278)
-------------------------------------------------------------------------------------------
      Total distributions to common shareowners               $(19,864,754)   $(22,254,278)
-------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                 $         --    $    435,737
-------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
      shareowners from Trust share transactions               $         --    $    435,737
-------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets applicable to
      common shareowners                                      $ (5,891,485)   $    413,289
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of year                                              323,127,430     322,714,141
-------------------------------------------------------------------------------------------
End of year                                                   $317,235,945    $323,127,430
-------------------------------------------------------------------------------------------
Undistributed net investment income                           $    404,153    $  2,153,800
===========================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 43

Statement of Cash Flows

For the Year Ended 11/30/14

Cash Flows Used in Operating Activities
   Net increase in net assets resulting from operations (excluding
      preferred distributions)                                                     $  14,003,570
-------------------------------------------------------------------------------------------------
Adjustments to reconcile net Increase in net assets resulting from operations to net cash and foreign currency used in operating activities
   Purchases of investment securities                                              $(270,866,179)
   Proceeds from disposition and maturity of investment securities                   289,097,155
   Net purchases of temporary cash investments                                        (3,140,000)
   Net accretion and amortization of discount/premium on investment securities        (1,132,976)
   Decrease in interest receivable                                                       118,605
   Decrease in dividends receivable                                                       33,526
   Decrease in prepaid expenses                                                            7,622
   Decrease in affiliated expenses payable                                               (18,765)
   Increase in trustees' fees payable                                                      1,966
   Decrease in administration fees payable                                                (5,833)
   Increase in accrued expenses payable                                                      876
   Increase in interest expense payable                                                   82,644
   Decrease in other liabilities                                                          (2,616)
   Change in unrealized depreciation on investments                                   10,842,956
   Change in unrealized appreciation on forward foreign currency contracts
      and foreign currency                                                                (4,715)
   Change in unrealized appreciation on unfunded loan commitments                         (6,153)
   Net realized gain on investments                                                   (6,407,178)
-------------------------------------------------------------------------------------------------
      Net cash and foreign currencies used in operating activities                 $  32,604,505
-------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
   Redemption of preferred shares, including unpaid dividends                      $(182,474,775)
   Proceeds from borrowings                                                          157,450,000
   Payments on borrowings                                                             (2,000,000)
   Distributions to common shareowners                                               (19,864,754)
   Distributions to preferred shareowners                                                (30,301)
-------------------------------------------------------------------------------------------------
      Net cash and foreign currencies used in financing activities                 $ (46,919,830)
-------------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
   Effect of foreign exchange fluctuations on cash                                 $      (6,817)
-------------------------------------------------------------------------------------------------
Cash and Foreign Currency
   Beginning of the year                                                           $  35,562,696
-------------------------------------------------------------------------------------------------
   End of the year                                                                 $  21,240,554
-------------------------------------------------------------------------------------------------
Cash Flow Information
   Cash paid for interest                                                          $   1,507,088
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Trust | Annual Report | 11/30/14

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                                 Year          Year          Year         Year         Year
                                                                 Ended         Ended         Ended        Ended        Ended
                                                                 11/30/14      11/30/13      11/30/12     11/30/11     11/30/10
---------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of year                               $   13.06     $   13.06     $   12.45    $   12.52    $   11.40
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                                         $    0.75     $    1.01     $    1.19    $    1.28    $    1.17
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                     (0.19)         0.01          0.55        (0.30)        0.94
Distributions to preferred shareowners from:
   Net investment income                                             (0.00)(b)     (0.12)        (0.12)       (0.11)       (0.11)
---------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                          $    0.56     $    0.90     $    1.62    $    0.87    $    2.00
---------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income and previously undistributed net
   investment income                                             $   (0.80)*   $   (0.90)    $   (1.01)   $   (0.94)   $   (0.88)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $   (0.24)    $      --     $    0.61    $   (0.07)   $    1.12
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year (c)                                 $   12.82     $   13.06     $   13.06    $   12.45    $   12.52
---------------------------------------------------------------------------------------------------------------------------------
Market value, end of year (c)                                    $   11.36     $   12.41     $   13.41    $   12.55    $   13.16
=================================================================================================================================
Total return at market value (d)                                     (2.32)%       (0.84)%       15.66%        2.60%       22.63%
Ratios to average net assets of common shareowners:
   Total expenses plus interest expense (e)(f)                        1.80%         1.47%         1.58%        1.67%        1.74%
   Net investment income before preferred share distributions         5.73%         7.70%         9.24%        9.96%        9.66%
   Preferred share distributions                                      0.01%         0.94%         0.90%        0.85%        0.94%
   Net investment income available to common shareowners              5.72%         6.76%         8.34%        9.11%        8.72%
Portfolio turnover                                                      61%           63%           63%          42%          40%
Net assets of common shareowners, end of year (in thousands)     $ 317,236     $ 323,127     $ 322,714    $ 306,822    $ 307,137

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 45

---------------------------------------------------------------------------------------------------------------------
                                                       Year           Year         Year         Year         Year
                                                       Ended          Ended        Ended        Ended        Ended
                                                       11/30/14       11/30/13     11/30/12     11/30/11     11/30/10
---------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)            $     --(h)    $182,450     $182,450     $182,450     $182,450
Asset coverage per preferred share, end of year        $     --(h)    $ 69,280     $ 69,222     $ 67,047     $ 69,090
Average market value per preferred share (g)           $     --(h)    $ 25,000     $ 25,000     $ 25,000     $ 25,000
Liquidation value, including dividends payable, per
   preferred share                                     $     --(h)    $ 25,003     $ 25,003     $ 25,005     $ 25,005
Total amount of debt outstanding (in thousands)        $155,450       $     --     $     --     $     --     $     --
Asset coverage per indebtedness (in thousands)         $  3,041       $     --     $     --     $     --     $     --
=====================================================================================================================

* The amount of distributions made to shareowners during the period were in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of the accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Amount rounds to less than $(0.005) per share.

(c) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(d) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(e) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(f) Includes interest expense of 0.49%, 0.0%, 0.0%, 0.0% and 0.0%, respectively.

(g) Market value is redemption value without an active market.

(h) Preferred shares were redeemed during the period (see Note 10).

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Trust | Annual Report | 11/30/14

Notes to Financial Statements | 11/30/14

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the "Trust") was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust is a diversified fund. The investment objective of the Trust is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective of high current income.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service broker quotes will be solicited. Fixed-income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 47 which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

    Securities and loans interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair value on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

    At November 30, 2014, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.  Investment Income and Transactions

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

    Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

48 Pioneer Floating Rate Trust | Annual Report | 11/30/14

    Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.  Forward Foreign Currency Contracts

    The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.  Federal Income Taxes

    It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of November 30, 2014, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 49 an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At November 30, 2014, the Fund reclassified $305,381 to decrease undistributed net investment income and $305,381 to decrease accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

    At November 30, 2014, the Trust was permitted to carry forward $435,908 of short term and $16,327,086 of long term capital losses without limitation. Additionally, at November 30, 2014, the Trust had a net capital gain/(loss) carryforward of $120,602,379 of which the following amounts will expire between 2016 and 2019 if not utilized: $27,976,876 in 2016, $62,461,978 in
    2017, $11,415,660 in 2018 and $18,747,865 in 2019. Since unlimited losses are required to be used first, loss carryforwards that are subject to expiration may be more likely to expire unused.

    The tax character of distributions paid to shareowners during the years ended November 30, 2014 and November 30, 2014 were as follows:

    ----------------------------------------------------------------------------
                                                          2014              2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                $19,895,055       $25,326,747
    ----------------------------------------------------------------------------
         Total                                     $19,895,055       $25,326,747
    ============================================================================

    The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2014:

    ----------------------------------------------------------------------------
                                                                           2014
    ----------------------------------------------------------------------------
    Distributable Earnings:
    Undistributed ordinary income                                 $     334,390
    Capital loss carryforward                                      (137,365,373)
    Other book/tax temporary differences                                 68,375
    Unrealized depreciation                                         (11,345,124)
    ----------------------------------------------------------------------------
         Total                                                    $(148,307,732)
    ============================================================================

50 Pioneer Floating Rate Trust | Annual Report | 11/30/14

    The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.

F.  Risks

    Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

    The Trust invests primarily in senior loans. The Trust may also invest in other floating and variable rate instruments, including second lien loans, investment grade fixed-income debt securities and high yield, high risk corporate bonds. The Trust may also invest in below investment grade securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and are less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. Additionally, the Trust may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the nonoccurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 51

    The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

    The Trust is not limited in the percentage of its assets that may be invested in senior loans and other securities deemed to be illiquid. Illiquid securities may be difficult to sell at a fair price at times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

G.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a sub-custodian of the Trust. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.  Automatic Dividend Reinvestment Plan

    All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
    Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

    If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

52 Pioneer Floating Rate Trust | Annual Report | 11/30/14

    Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the year ended November 30, 2014, the net management fee was 0.70% of the Trust's average daily managed assets, which was equivalent to 1.04% of the Trust's average daily net assets.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 53

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At November 30, 2014, $336,077 was payable to PIM related to management costs, administrative costs and certain other services is included in "Due to affiliates" and "Administration fee payable" on the Statement of Assets and Liabilities.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

4. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the year ended November 30, 2014, the Trust expenses were not reduced under such arrangement.

5. Forward Foreign Currency Contracts

At November 30, 2014, the Trust had entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended November 30, 2014 was $497,211. There were no outstanding forward foreign currency contracts at November 30, 2014.

6. Unfunded and Bridge Loan Commitments

As of November 30, 2014, the Trust had no bridge loan commitments.

As of November 30, 2014, the Trust had unfunded loan commitments amounting to $664,767 (excluding unrealized appreciation on the commitments of $6,153 as of November 30, 2014) which could be extended at the option of the borrower, pursuant to the following loan agreements:

54 Pioneer Floating Rate Trust | Annual Report | 11/30/14

--------------------------------------------------------------------------------
                                                                    Unrealized
Borrower                     Par         Cost           Value       Appreciation
--------------------------------------------------------------------------------
Bioscrip, Inc.,
 Delayed Term Loan           $375,000    $376,875       $376,875    $   --
DTZ U.S. Borrower LLC,
 Delayed Draw Term Loan      $289,767    $285,425       $291,578    $6,153
--------------------------------------------------------------------------------
 Total                                                              $6,153
================================================================================

7. Loan Agreement

Effective November 26, 2014, the Trust entered into a Revolving Credit Facility (the Credit Agreement) with the Bank of Nova Scotia in the amount of $160,000,000. The Credit Agreement was established in conjunction with the redemption of all of the Trust's auction market preferred shares (see Note 10). Effective November 29, 2014, the Trust extended the maturity of the credit Agreement for a 12 month period.

At November 30, 2014, the Trust had a borrowing outstanding under the Credit Agreement totaling $155,450,000. The interest rate charged at November 30, 2014 was 1.01%. During the year ended November 30, 2014, the average daily balance was $156,392,149 at a weighted average interest rate of 1.02%. During the year ended November 30, 2014, the maximum borrowing amount was $157,400,000. With respect to the loan, interest expense of $1,589,732 is included in the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities, not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowings outstanding.

8. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the year ended November 30, 2014 and the year ended November 30, 2013 were as follows:

--------------------------------------------------------------------------------
                                                        11/30/14        11/30/13
--------------------------------------------------------------------------------
Shares outstanding at beginning of year               24,738,174      24,705,145
Reinvestment of distributions                                 --          33,029
--------------------------------------------------------------------------------
Shares outstanding at end of year                     24,738,174      24,738,174
================================================================================

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 55

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2014 was as follows:

----------------------------------------------------------------------------------------
                                                                         Change in
Derivatives Not                                           Realized       Unrealized
Accounted for as                                          Gain or        Appreciation or
Hedging Instruments                                       (Loss) on      (Depreciation)
Under Accounting          Location of Gain or (Loss)      Derivatives    on Derivatives
Standards Codification    on Derivatives Recognized       Recognized     Recognized
(ASC) 815                 in Income                       in Income      in Income
----------------------------------------------------------------------------------------
Forward foreign           Net realized gain (loss) on
 currency contracts       forward foreign currency
                          contracts                       $(11,200)
Forward foreign           Change in net unrealized
 currency contracts       appreciation (depreciation)
                          on forward foreign currency
                          contracts                                      $11,532

10. Redemption of AMPS

The Trust redeemed all outstanding Series M7 Auction Market Preferred Shares ("AMPS") on December 3, 2013, all Series W7 AMPS on December 5, 2013 and all TH7 AMPS on December 6, 2013.

The Trust redeemed all of its outstanding AMPS at the liquidation preference per share (sometimes referred to as "at part"), together with accrued and unpaid dividends, in any, as of the redemption date, as follows:

--------------------------------------------------------------------------------
                                                                  Accrued and
                                                    Liquidation   Unpaid
                  Shares        Redemption          Preference    Dividends
Series            Outstanding   Date                Per Share     Paid Per Share
--------------------------------------------------------------------------------
M7                2,434         December 3, 2013    $25,000       $--
W7                2,432         December 5, 2013    $25,000       $--
TH7               2,432         December 6, 2013    $25,000       $--
--------------------------------------------------------------------------------

11. Dividends to Preferred Shareholders

Prior to the redemption of the Trust's AMPS (See Note 10), dividends on Series M7, Series W7 and Series TH7 were cumulative at a rate which was to be reset every seven days based on the results of an auction. Since February 2008, the Trust's auctions related to the AMPS failed. Accordingly, the Trust paid the maximum dividend rate for each series, which was the greater of

56 Pioneer Floating Rate Trust | Annual Report | 11/30/14

125% of the one week LIBOR rate or the LIBOR rate plus a spread of 1.25%. There were no dividends payable on AMPS during the period from December 1, 2013 to the redemption of Series M7 AMPS on December 3, 2013, Series W7 AMPS on December 5, 2013 and Series TH7 AMPS on December 6, 2013.

12. Subsequent Event

A monthly dividend was declared on December 2, 2014 from undistributed and accumulated net investment income of $0.0550 per common share payable December 18, 2014, to common shareowners of record on December 12, 2014.

13. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Trust, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Trust's independent registered public accounting firm for the fiscal year ending November 30, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Trust's independent registered public accounting firm effective upon completion of the audit of the Trust's financial statements for the fiscal year ended November 30, 2013.

During the periods that Ernst & Young LLP served as the Trust's independent registered public accounting firm, including the Trust's fiscal years ending November 30, 2013 and November 30, 2012, Ernst & Young LLP's reports on the financial statements of the Trust have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Floating Rate Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Floating Rate Trust (the "Trust"), as of November 30, 2014, and the related statements of operations, changes in net assets and cash flows and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Trust for the year ended November 30, 2013, and the financial highlights for the years ended November 30, 2013, 2012, 2011, and 2010 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated January 24, 2014.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Floating Rate Trust as of November 30, 2014, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
January 26, 2015

58 Pioneer Floating Rate Trust | Annual Report | 11/30/14

ADDITIONAL INFORMATION

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

Changes to non-fundamental investment policies

Investments in floating rate loans. Effective August 1, 2014, the following non-fundamental investment policy has been modified by removing references to "senior" loans from the policy. The revised policy is as follows:

      Under normal market conditions, the Trust seeks to achieve its investment objectives by investing at least 80% of its assets (net assets plus borrowings for investment purposes) in floating rate loans.

Investments in non-U.S. securities. Effective August 1, 2014, the following non-fundamental investment policy has been modified to increase the limit on investments in non-U.S. securities from 10% to 35% of the Trust's assets. The revised policy is as follows:

      The Fund may invest up to 35% of its assets (net assets plus borrowings for investment purposes) in floating rate loans and other securities of non-U.S. issuers, including emerging markets securities.

Risks of investing in floating rate loans. Floating rate loans typically are rated below investment grade (debt securities rated below investment grade are commonly referred to as "junk bonds"). The fund's investments in floating rate loans may include unsecured or subordinated loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs. There is less readily available, reliable information about loans than is the case for other types of securities. Although the features of loans, including

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 59 typically being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, the loans are subject to significant risks. Certain floating rate loans and other corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. Other loans are incurred in restructuring or "work-out" scenarios, including debtor-in-possession facilities in bankruptcy. Loans to highly leveraged companies are especially vulnerable to adverse economic or market conditions and the risk of default.

Risks of second lien and other subordinated securities. Second lien loans generally are subject to similar risks as those associated with senior (first lien) loans. Because second lien loans are subordinated and thus lower in priority on payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid. Second lien loans and other subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depository receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

60 Pioneer Floating Rate Trust | Annual Report | 11/30/14

Results of Shareholder Meeting

At the annual meeting of shareowners held on September 23, 2014, shareowners of Pioneer Floating Rate Trust were asked to consider the proposals described below. A report of the total votes cast by the Trust's shareholders follows:

Proposal 1 -- To elect Class II Trustees.

--------------------------------------------------------------------------------
Nominee                              For                                Withheld
--------------------------------------------------------------------------------
Benjamin M. Friedman                 21,314,216                         669,558
Margaret B.W. Graham                 21,327,326                         656,448
Kenneth J. Taubes                    21,456,132                         527,642

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 61

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Floating Rate Trust (the Trust) pursuant to an investment advisory agreement between PIM and the Trust. In order for PIM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment advisory agreement for the Trust.

The contract review process began in January 2014 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Trust's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Trust provided to the Trustees at regularly scheduled meetings, in connection with the review of the Trust's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Trust counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Trust's portfolio manager in the Trust. In July 2014, the Trustees, among other things, reviewed the Trust's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Trust and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Trust and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this

62 Pioneer Floating Rate Trust | Annual Report | 11/30/14 disclosure, first quintile is most favorable to the Trust's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. They also reviewed the amount of non-Trust assets managed by the portfolio manager of the Trust. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Trust, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust

In considering the Trust's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Trust's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Trust's benchmark index. They also discussed the Trust's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Trust's performance and the performance results of the Trust over various time periods, including the Trust's

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 63 performance results for periods ended June 30, 2014. The Trustee's noted during the course of their review that the Trust had underperformed its benchmark index for certain periods. The Trustees indicated that they were satisfied with PIM's investment discipline and approach in the prevailing market conditions, together with changes made during the period in certain non-fundamental policies, notwithstanding relatively poor peer comparisons of total return at market value over the 1- and 3-year periods.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Trust's management fee (based on managed assets) for the twelve months ended June 30, 2014 was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Trust's common shares for the twelve months ended June 30, 2014 was in the first quintile relative its Strategic Insight peer group, in each case for the comparable period.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Trust and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Trust and non-Trust services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment advisory agreement with the Trust, PIM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Trust and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Trust.

64 Pioneer Floating Rate Trust | Annual Report | 11/30/14

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Trust and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 65

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Trust.

66 Pioneer Floating Rate Trust | Annual Report | 11/30/14

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 53 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 67

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                        Other Directorships
Position Held With the Trust  Length of Service             Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (64)          Class III Trustee since       Private investor (2004-2008 and             Director, Broadridge
Chairman of the Board         2006. Term expires in 2015.   2013-present); Chairman (2008 - 2013) and   Financial Solutions, Inc.
and Trustee                                                 Chief Executive Officer (2008 - 2012),      (investor communications and
                                                            Quadriserv, Inc. (technology products for   securities processing
                                                            securities lending industry); and Senior    provider for financial
                                                            Executive Vice President, The Bank of New   services industry) (2009 -
                                                            (financial and securities services) (1986   present); Director,
                                                            - 2004)                                     Quadriserv, Inc. (2005 -
                                                                                                        2013); and Commissioner, New
                                                                                                        Jersey State Civil Service
                                                                                                        Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)            Class I Trustee since 2005.   Managing Partner, Federal City Capital      Director of Enterprise
Trustee                       Term expires in 2016.         Advisors (corporate advisory services       Community Investment, Inc.
                                                            company) (1997 - 2004 and 2008 - present);  (privately-held affordable
                                                            Interim Chief Executive Officer, Oxford     housing finance company)
                                                            Analytica, Inc. (privately-held research    (1985 - 2010); Director of
                                                            and consulting company) (2010); Executive   Oxford Analytica, Inc. (2008
                                                            Vice President and Chief Financial          - present); Director of The
                                                            Officer, I-trax, Inc. (publicly traded      Swiss Helvetia Fund, Inc.
                                                            health care services company) (2004 -       (closed-end fund) (2010 -
                                                            2007); and Executive Vice President and     present); and Director of
                                                            Chief Financial Officer, Pedestal Inc.      New York Mortgage Trust
                                                            (internet-based mortgage trading company)   (publicly traded mortgage
                                                            (2000 - 2002)                               REIT) (2004 - 2009, 2012 -
                                                                                                        present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)     Class II Trustee since 2008.  William Joseph Maier Professor of           Trustee, Mellon
Trustee                       Term expires in 2017.         Political Economy, Harvard University       Institutional Funds
                                                            (1972 - present)                            Investment Trust and Mellon
                                                                                                        Institutional Funds Master
                                                                                                        Portfolio (oversaw 17
                                                                                                        portfolios in fund complex)
                                                                                                        (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

68 Pioneer Floating Rate Trust | Annual Report | 11/30/14

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                        Other Directorships
Position Held With the Trust  Length of Service              Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)     Class II Trustee since 2003.   Founding Director, Vice President and      None
Trustee                       Term expires in 2017.          Corporate Secretary, The Winthrop Group,
                                                             Inc. (consulting firm) (1982 - present);
                                                             Desautels Faculty of Management, McGill
                                                             University (1999 - present); and Manager
                                                             of Research Operations and Organizational
                                                             Learning, Xerox PARC, Xerox's advance
                                                             research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)*           Class I Trustee since 2014.    Chair, Director, CEO and President of      None
Trustee, President and        Term expires in 2016.          Pioneer Investment Management USA (since
Chief Executive Officer                                      September 2014); Chair, Director, CEO and
                                                             President of Pioneer Investment
                                                             Management, Inc. (since September 2014);
                                                             Chair, Director, CEO and President of
                                                             Pioneer Funds Distributor, Inc. (since
                                                             September 2014); Chair, Director, CEO and
                                                             President of Pioneer Institutional Asset
                                                             Management, Inc. (since September 2014);
                                                             and Chair, Director, and CEO of Pioneer
                                                             Investment Management Shareholder
                                                             Services, Inc. (since September 2014);
                                                             Managing Director, Morgan Stanley
                                                             Investment Management (2010 - 2013); and
                                                             Director of Institutional Business, CEO of
                                                             International, Eaton Vance Management
                                                             (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)      Class III Trustee since 2003.  President and Chief Executive Officer,     Director of New America High
Trustee                       Term expires in 2015.          Newbury, Piret & Company, Inc. (investment Income Fund, Inc.
                                                             banking firm) (1981 - present)             (closed-end investment
                                                                                                        company) (2004 - present);
                                                                                                        and member, Board of
                                                                                                        Governors, Investment
                                                                                                        Company Institute (2000 -
                                                                                                        2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (67)**      Class III Trustee since 2014.  Consultant (investment company services)   None
Trustee                       Term expires in 2015.          (2012 - present); Executive Vice
                                                             President, BNY Mellon (financial and
                                                             investment company services) (1969 -
                                                             2012); Director, BNY International
                                                             Financing Corp. (financial services) (2002
                                                             - 2012); and Director, Mellon Overseas
                                                             Investment Corp. (financial services)
                                                             (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 69

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                        Other Directorships
Position Held With the Trust  Length of Service              Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*       Class II Trustee since 2014.   Director and Executive Vice President      None
Trustee                       Term expires in 2017.          (since 2008) and Chief Investment
                                                             Officer, U.S. (since 2010), of PIM-USA;
                                                             Executive Vice President of Pioneer
                                                             (since 2008); Executive Vice President of
                                                             Pioneer Institutional Asset Management,
                                                             Inc. (since 2009); Portfolio Manager of
                                                             Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

70 Pioneer Floating Rate Trust | Annual Report | 11/30/14

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                        Other Directorships
Position Held With the Trust  Length of Service              Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (58)**    Advisory Trustee since 2014.   Chief Investment Officer, 1199 SEIU        None
                                                             Funds (health care workers union pension
                                                             Funds) (2001 - present); Vice President -
                                                             International Investments Group, American
                                                             International Group, Inc. (insurance
                                                             company) (1993 - 2001); Vice President,
                                                             Corporate Finance and Treasury Group,
                                                             Citibank, N.A. (1980 - 1986 and 1990 -
                                                             1993); Vice President - Asset/Liability
                                                             Management Group, Federal Farm Funding
                                                             Corp. (government-sponsored Issuer of
                                                             debt securities) (1988 - 1990); Mortgage
                                                             Strategies Group, Shearson Lehman Hutton,
                                                             Inc. (investment bank) (1987 - 1988); and
                                                             Mortgage Securities Group, Drexel Burnham
                                                             Lambert, Ltd. (investment bank) (1986 -
                                                             1987)
------------------------------------------------------------------------------------------------------------------------------------

** Mr. Ricciardi became a Trustee and Ms. Monchak became a non-voting Advisory Trustee on November 11, 2014.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 71

Trust Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                        Other Directorships
Position Held With the Trust  Length of Service              Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)    Since 2003. Serves at the      Vice President and Associate General       None
Secretary and Chief           discretion of the Board.       Counsel of Pioneer since January 2008;
Legal Officer                                                Secretary and Chief Legal Officer of all
                                                             of the Pioneer Funds since June 2010;
                                                             Assistant Secretary of all of the Pioneer
                                                             Funds from September 2003 to May 2010;
                                                             and Vice President and Senior Counsel of
                                                             Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)        Since 2010. Serves at the      Fund Governance Director of Pioneer since  None
Assistant Secretary           discretion of the Board.       December 2006 and Assistant Secretary of
                                                             all the Pioneer Funds since June 2010;
                                                             Manager - Fund Governance of Pioneer from
                                                             December 2003 to November 2006; and
                                                             Senior Paralegal of Pioneer from January
                                                             2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)             Since 2010. Serves at the      Senior Counsel of Pioneer since May 2013   None
Assistant Secretary           discretion of the Board.       and Assistant Secretary of all the
                                                             Pioneer Funds since June 2010; Counsel of
                                                             Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)          Since 2008. Serves at the      Vice President - Fund Treasury of          None
Treasurer and Chief           discretion of the Board.       Pioneer; Treasurer of all of the Pioneer
Financial                                                    Funds since March 2008; Deputy Treasurer
and Accounting Officer                                       of Pioneer from March 2004 to February
of the Trust                                                 2008; and Assistant Treasurer of all of
                                                             the Pioneer Funds from March 2004 to
                                                             February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)         Since 2003. Serves at the      Director - Fund Treasury of Pioneer; and   None
Assistant Treasurer           discretion of the Board.       Assistant Treasurer of all of the Pioneer
                                                             Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)            Since 2003. Serves at the      Fund Accounting Manager - Fund Treasury    None
Assistant Treasurer           discretion of the Board.       of Pioneer; and Assistant Treasurer of
                                                             all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)         Since 2009. Serves at the      Fund Administration Manager - Fund         None
Assistant Treasurer           discretion of the Board.       Treasury of Pioneer since November 2008;
                                                             Assistant Treasurer of all of the Pioneer
                                                             Funds since January 2009; and Client
                                                             Service Manager - Institutional Investor
                                                             Services at State Street Bank from March
                                                             2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (62)          Since 2010. Serves at the      Chief Compliance Officer of Pioneer and    None
Chief Compliance Officer      discretion of the Board.       of all the Pioneer Funds since March
                                                             2010; Director of Adviser and Portfolio
                                                             Compliance at Pioneer since October 2005;
                                                             and Senior Compliance Officer for
                                                             Columbia Management Advisers, Inc. from
                                                             October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)          Since 2006. Serves at the      Director - Transfer Agency Compliance of   None
Anti-Money Laundering         discretion of the Board.       Pioneer and Anti-Money Laundering Officer
Officer                                                      of all the Pioneer funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

72 Pioneer Floating Rate Trust | Annual Report | 11/30/14

                           This page for your notes.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 73

                           This page for your notes.

74 Pioneer Floating Rate Trust | Annual Report | 11/30/14

                           This page for your notes.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/14 75

                           This page for your notes.

76 Pioneer Floating Rate Trust | Annual Report | 11/30/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19447-08-0115

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
The audit services provided to the Trust were totaled approximately $72,213 payable to Deloitte & Touche
LLP for the year ended November 30, 2014 and $59,120 were paid to the former auditor, Ernst & Young LLP for the year ended November 30, 2013.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no audit related fees and other fees for the Trust payable to Deloitte & Touche LLP for the year ended November 30, 2014 and $9,650 were paid to the former auditor, Ernst & Young LLP for the year ended November 30, 2013.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $9,876 payable to Deloitte & Touche LLP for the year ended November 30,
2014 and $8,131 were paid to the former auditor, Ernst & Young LLP for the year ended November 30, 2013.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no audit related fees and other fees for the Trust payable to Deloitte & Touche LLP for the year ended November 30, 2014 and $9,650 were paid to the former auditor, Ernst & Young LLP for the year ended November 30, 2013.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended November 30, 2014 and 2013, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $9,876 payable to Deloitte & Touche LLP for the year ended
November 30, 2014 and $17,781 were paid to the former auditor, Ernst & Young LLP for the year ended November 30,
2013.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Fundees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2014. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
Jonathan Sharkey     Other Registered Investment                     $3,356,667,635
                     Companies                                  4                                    N/A             N/A
                     Other Pooled Investment Vehicles           0    $           0                   N/A             N/A
                     Other Accounts                             0    $           0                   N/A             N/A
-------------------  ---------------------------------- -----------  -------------      ----------------  --------------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGER
Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bank of America Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGER
The following table indicates as of November 30, 2014 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Jonathan Sharkey             A
---------------------------  ---------------------

*     Key to Dollar Ranges


A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 29, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 29, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 29, 2015

* Print the name and title of each signing officer under his or her signature.